SEMI-ANNUAL REPORT
                                                                THE OAKMARK
MARCH 31, 1999                                                         FUND


                                   LOGO


                                                                THE OAKMARK
                                                                SELECT FUND





                                                                THE OAKMARK
                                                             SMALL CAP FUND





                                                                THE OAKMARK
                                                                 EQUITY AND
                                                                INCOME FUND





                                                                THE OAKMARK
                                                              INTERNATIONAL
                                                                       FUND
MEMBER OF
--------------------
--------------------
100% NO-LOAD
     MUTUAL FUND
     COUNCIL
--------------------
--------------------

MANAGED BY                                                      THE OAKMARK
HARRIS                                                        INTERNATIONAL
ASSOCIATES L.P.                                              SMALL CAP FUND

                                  OAKMARK

 THE OAKMARK FAMILY OF FUNDS

       1999 SEMI-ANNUAL REPORT
        ........................................................................

LETTER FROM THE CHAIRMAN AND PRESIDENT......................          1

THE OAKMARK FAMILY OF FUNDS SUMMARY.........................          2

THE OAKMARK FUND
  Letter from the Portfolio Manager.........................          4
  Schedule of Investments...................................          7

THE OAKMARK SELECT FUND
  Letter from the Portfolio Manager.........................         10
  Schedule of Investments...................................         12

THE OAKMARK SMALL CAP FUND
  Letter from the Portfolio Manager.........................         14
  Schedule of Investments...................................         16

THE OAKMARK EQUITY AND INCOME FUND
  Letter from the Portfolio Manager.........................         19
  Schedule of Investments...................................         21

THE OAKMARK INTERNATIONAL FUND
  Letter from the Portfolio Managers........................         24
  International Diversification Chart.......................         26
  Schedule of Investments...................................         27

THE OAKMARK INT'L SMALL CAP FUND
  Letter from the Portfolio Managers........................         31
  International Diversification Chart.......................         33
  Schedule of Investments...................................         34

FINANCIAL STATEMENTS
  Statement of Assets and Liabilities.......................         38
  Statement of Operations...................................         40
  Statement of Changes in Net Assets........................         42
  Notes to Financial Statements.............................         48

TRUSTEES AND OFFICERS.......................................         61

        FOR MORE INFORMATION
          Access our web site at www.oakmark.com to obtain a prospectus, an application or periodic reports, or call
          1-800-OAKMARK (1-800-625-6275).

        WEB SITE AND 24-HOUR NET ASSET VALUE HOTLINE
          Access our web site at www.oakmark.com to obtain the current net asset value of a fund, or call 1-800-GROWOAK
          (1-800-476-9625).

LETTER FROM THE CHAIRMAN AND PRESIDENT...
 ........................................................................

DEAR FELLOW SHAREHOLDERS:
    WE ARE PLEASED TO PRESENT THE SEMI-ANNUAL REPORT FOR THE OAKMARK FAMILY OF FUNDS. IN OUR LAST SEVERAL REPORTS, WE HAVE HIGHLIGHTED THE GROWING LIST OF ATTRACTIVE SECURITIES THAT HAVE MET OUR VALUATION CRITERIA. WE ALSO NOTED THE INCREASING CONFIDENCE AND ENTHUSIASM OF ALL OUR FUND MANAGERS FOR THE QUALITY AND UPSIDE POTENTIAL OF THE HOLDINGS IN THEIR PORTFOLIOS. IN THIS REPORT, SEVERAL MANAGERS' COMMENTARIES EXPLAIN

                   [PHOTO]
THE BASIS FOR THIS CONFIDENCE BY FEATURING IN-DEPTH DISCUSSIONS OF SOME OF THEIR SIGNIFICANT HOLDINGS. MOST IMPORTANT, THIS CONVICTION HAS TRANSLATED INTO TANGIBLE RESULTS.
    DESPITE THE CONTINUATION OF A               [LOGO]
MOMENTUM DRIVEN MARKET, THREE OF OUR FUNDS HAD VERY GOOD QUARTERS. THE INTERNATIONAL SMALL CAP FUND WAS UP 24.6%, THE INTERNATIONAL FUND WAS UP 13.8% AND THE SELECT FUND WAS UP 10.6%. WE HAVE NOT CHANGED OUR FOCUS TO A SHORT-TERM TIME HORIZON. INSTEAD, WE CONTINUE TO ADHERE TO OUR VALUE INVESTMENT PHILOSOPHY. ULTIMATELY, THESE STRONG ABSOLUTE RETURNS RESULT FROM THIS DISCIPLINED APPROACH TO INVESTING.
    WE ALSO WANT TO ADD A MORE SIGNIFICANT OBSERVATION ABOUT THESE RESULTS. OUR VALUE DISCIPLINE IS APPLIED TO THE MANAGEMENT OF ALL OAKMARK FUNDS. WE BELIEVE IT WOULD BE VERY UNUSUAL FOR THE PERFORMANCE REBOUND TO AFFECT ONLY HALF OF OUR
             FUND FAMILY. WE HOPE AND EXPECT THAT OUR OTHER FUNDS ARE NEARING A POINT WHERE RELATIVE AND ABSOLUTE RETURNS WILL BE IMPROVING. THIS OUTCOME WILL CONFIRM OUR STRONG BELIEF THAT VALUE INVESTING WAS OUT
OF FAVOR CYCLICALLY, NOT SECULARLY.
    ON ANOTHER NOTE, WE ARE ALWAYS LOOKING AT NEW IDEAS TO BETTER SERVE OUR SHAREHOLDERS. JUST AS WE RESEARCH STOCK IDEAS THOROUGHLY BEFORE WE PURCHASE, WE EXPLORE NEW SERVICING IDEAS IN THE SAME FASHION. CURRENTLY, WE ARE REVIEWING SUCH SERVICES AS ELECTRONIC DELIVERY OF QUARTERLY REPORTS, PROSPECTUSES, AND ACCOUNT STATEMENTS. WE ARE ALSO EXPLORING THE IDEA OF ALLOWING OUR SHAREHOLDERS TO DO TRANSACTIONS OVER THE INTERNET. AS ALWAYS, WE BASE OUR DECISIONS ON WHAT IS BEST FOR OUR SHAREHOLDERS. WE LOOK FORWARD TO CONTINUING TO SERVE YOUR INVESTMENT NEEDS IN THE FUTURE.
    AS THE YEAR 2000 APPROACHES, OUR Y2K ACTIVITIES ARE ON SCHEDULE AND WE ARE STILL CONFIDENT THAT WE ARE WELL PREPARED FOR THIS EVENT.
    FINALLY, WE ARE PLEASED TO SEE SOLID EVIDENCE THAT VALUE INVESTING IS "MAKING A COMEBACK." IT IS A MISTAKE TO ASSUME THAT THE RACE IS OVER.
      [SIGNATURE]
VICTOR MORGENSTERN
CHAIRMAN

         [SIGNATURE]
ROBERT M. LEVY PRESIDENT

 THE OAKMARK FAMILY OF FUNDS

       SUMMARY INFORMATION
        ........................................................................

                                         THE OAKMARK                  THE OAKMARK
PERFORMANCE FOR PERIOD ENDED                FUND                        SELECT
MARCH 31, 1999                                                           FUND
                                  ------------------------     ------------------------
----------------------------------------------------------------------------------------
3 MONTHS                                   -0.5%                        10.6%
 ........................................................................................
6 MONTHS                                   12.0%                        34.4%
 ........................................................................................
1 YEAR                                     -6.1%                        13.4%
 ........................................................................................
AVERAGE ANNUAL TOTAL RETURN
  FOR:
  3 YEAR                                   15.4%                         N/A
 ........................................................................................
  5 YEAR                                   18.2%                         N/A
 ........................................................................................
  SINCE INCEPTION                          25.2%                        40.6%
VALUE OF $10,000                           $55,888                      $22,766
FROM INCEPTION DATE                       (8/5/91)                     (11/1/96)
----------------------------------------------------------------------------------------
TOP FIVE HOLDINGS                  Nike, Inc., Class B7.4%      Washington Mutual,
AS OF MARCH 31, 1999               Philip Morris Companies        Inc.           10.8%
COMPANY AND % OF TOTAL NET           Inc.   7.1%                USG Corporation  10.7%
ASSETS                             The Black & Decker           U.S. Industries,
                                     Corporation      6.6%        Inc.  8.7%
                                   The Dun & Bradstreet         PartnerRe Ltd.      6.3%
                                     Corporation      5.8%      First Data
                                   Mattel, Inc.        5.7%       Corporation      5.7%
----------------------------------------------------------------------------------------
TOP FIVE INDUSTRIES                Other Consumer               Banks & Thrifts    14.5%
AS OF MARCH 31, 1999                 Goods & Services 18.6%     Computer Services  12.7%
INDUSTRIES AND % OF TOTAL NET      Banks & Thrifts     9.9%     Building Materials &
ASSETS                             Aerospace & Defense 9.4%       Construction    10.7%
                                   Food & Beverage    8.8%      Diversified
                                   Information                    Conglomerates    8.7%
                                     Services 8.1%              Insurance          6.3%

2  THE OAKMARK FAMILY OF FUNDS

 ........................................................................

                                      THE OAKMARK              THE OAKMARK              THE OAKMARK              THE OAKMARK
                                       SMALL CAP               EQUITY AND              INTERNATIONAL            INTERNATIONAL
                                         FUND                  INCOME FUND                 FUND                SMALL CAP FUND
                                -----------------------  -----------------------  -----------------------  -----------------------
----------------------------------------------------------------------------------------------------------------------------------
3 Months                                -8.8%                     0.0%                    13.8%                    24.6%
 ..................................................................................................................................
6 Months                                 7.3%                    10.5%                    30.2%                    59.8%
 ..................................................................................................................................
1 Year                                  -26.1%                    3.5%                    -7.6%                    14.8%
 ..................................................................................................................................
Average Annual Total Return
  for:
  3 Year                                11.9%                    16.9%                     7.7%                     6.1%
 ..................................................................................................................................
  5 Year                                 N/A                      N/A                      6.9%                     N/A
 ..................................................................................................................................
  Since inception                       14.9%                    16.4%                    12.3%                     8.3%
Value of $10,000                        $16,069                  $16,792                  $21,258                  $13,118
from inception date                    (11/1/95)                (11/1/95)                (9/30/92)                (11/1/95)
----------------------------------------------------------------------------------------------------------------------------------
TOP FIVE HOLDINGS                People's Bank of         Imation Corp.    4.8%    Cordiant                 Haw Par Corporation
AS OF MARCH 31, 1999               Bridgeport, CT 4.0%    First Data                 Communications Group     Limited         4.6%
COMPANY AND % OF TOTAL NET       Duff & Phelps Credit      Corporation      3.9%     plc       6.3%         Solution 6 Holdings
ASSETS                             Rating Co.     3.8%    Juno Lighting,           Tomkins plc      5.1%      Limited         4.5%
                                 Department 56,             Inc.   3.6%            Uniao de Bancas          Royal Doulton plc4.4%
                                   Inc. 3.8%              Lear Corporation 3.5%      Brasileiros            Carpetright plc  4.4%
                                 H. B. Fuller             Amli Residential           S.A.    4.8%           Ichiyoshi
                                   Company        3.6%      Properties             Banco Latinoamericano      Securites   4.0%
                                 Micron Electronics,        Trust   3.4%             de Exportaciones,
                                   Inc.            3.6%                              S.A., Class E  4.4%
                                                                                   Chargeurs SA     4.1%
----------------------------------------------------------------------------------------------------------------------------------
TOP FIVE INDUSTRIES              Other Industrial         U.S. Government          Other Industrial         Retail          15.1%
AS OF MARCH 31, 1999               Goods &                  Bonds         24.8%      Goods &                Diversified
INDUSTRIES AND % OF TOTAL NET      Services 14.1%         Computer Services9.7%      Services 14.2%          Conglomerates    9.6%
ASSETS                           Food & Beverages 9.9%    Real Estate      9.2%    Banks            11.3%   Other Financial  9.3%
                                 Banks & Thrifts  8.8%    Banks & Thrifts  7.1%    Marketing                Other Industrial Goods
                                 Retail            8.7    Data Storage     4.8%      Services  10.0%          & Services 7.5%
                                 Real Estate       7.2                             Consumer                 Computer Software6.9%
                                                                                     Non-Durables    7.2%
                                                                                   Other Consumer
                                                                                     Goods &
                                                                                     Services 6.4%

                                                  THE OAKMARK FAMILY OF FUNDS  3

 THE OAKMARK FUND

       REPORT FROM ROBERT J. SANBORN, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]
--------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (3/31/99)
AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              THE OAKMARK
                 FUND          S & P 500
8/91                 $10,000      $10,000
10/91                $12,100      $10,202
1/92                 $13,910      $10,707
4/92                 $14,660      $10,947
7/92                 $15,910      $11,279
10/92                $17,110      $11,217
1/93                 $19,913      $11,836
4/93                 $20,136      $11,957
7/93                 $22,052      $12,260
10/93                $24,504      $12,896
1/94                 $25,648      $13,357
4/94                 $24,855      $12,590
7/94                 $25,321      $12,890
10/94                $26,653      $13,384
1/95                 $26,480      $13,433
4/95                 $28,846      $14,781
7/95                 $30,883      $16,248
10/95                $32,397      $16,916
1/96                 $36,091      $18,608
4/96                 $36,823      $19,242
7/96                 $35,559      $18,934
10/96                $38,252      $20,988
1/97                 $43,112      $23,510
4/97                 $44,197      $24,073
7/97                 $51,606      $28,797
9/97                 $52,009      $28,668
12/97                $54,132      $29,494
3/98                 $59,517      $33,663
6/98                 $57,909      $34,775
9/98                 $49,899      $31,316
12/98                $56,155      $37,985
3/99                 $55,888      $39,877

                                                 AVERAGE ANNUAL
                                                  TOTAL RETURN*
                                                 THROUGH 3/31/99
                                TOTAL RETURN   FROM FUND INCEPTION
3/31/99 NAV $35.65              LAST 3 MOS.          8/5/91
------------------------------------------------------------------
THE OAKMARK FUND                        -0.5%       25.2%
Standard & Poor's 500 Stock
  Index w/inc**                          5.0%       19.8%
Dow Jones Industrial Average
  w/ inc**                               7.0%       19.5%
Value Line Composite Index**            -6.4%        7.1%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The Dow Jones Average includes only 30 big companies. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future results.

REDEMPTION SONG
The late great Bob Marley sang, "All I ever had ... redemption song."
I can relate.
When we launched The Oakmark Fund in 1991, we pledged to write meaningful quarterly letters and to keep you apprised of significant developments at The Oakmark Fund (and,subsequently, all our funds). An item I want to discuss is the high and steady level of redemption activity we have experienced over the past nine months or so. The total assets in The Oakmark Fund have declined from a high of over $9 billion in April of 1998 to less than $6 billion today, and the vast majority of that decline is due to redemptions.
I want to discuss this phenomenon, how it affects management of the Fund, and how it affects the overall market.
First, the redemptions we have experienced have required selling a lot of our holdings. In general, cash flows in or out, or even the size of the Fund, have little bearing on where I invest our money. For instance, whether our Fund has $1 billion or $10 billion in assets, I would have, say, seven percent invested in Nike and five percent in Eaton. The number of shares and the dollars are merely a residual. While I continue to make "real" trades--be it eliminating a holding, or buying a new one, or altering percentage holdings--in general I have met these redemptions by selling across the board.
Redemptions have affected virtually every fund with a value bias. (Throughout this discussion, be advised that there are no hard and fast rules that make a fund either a "value" or "growth" fund.) According to J.P. Morgan Securities, over 98 percent of new money flowing into equity funds this year has gone to growth funds! It seems that today's mutual fund investor has become very short term in his investment endeavors, and the game seems to be dependent on the assumption that what WILL be good is what HAS been good recently. These cash flows--to the growth guys, away from the value

4
THE OAKMARK FUND

 ........................................................................

guys--tend to create forced selling pressure on the stocks that the "value" guys own and corresponding pressure on the stocks the "growth" guys own. This tends, of course, to create conditions that allow the growth guys to do well and the value guys to do poorly, which sets off the whole cycle again ... and again ... and again ...
A key question is whether fundamentals and economics are driving these cash flows or if they are mindless. A huge amount of anecdotal evidence leads me to conclude that these flows are generally mindlessly following recent past performance and increasingly bizarre theories are concocted to rationalize them. Wall Street firms, competing for underwritings, have always been creative on this score. One theory is that the Return on Invested Capital (ROIC) is so high at the New Age companies that they deserve their stratospheric valuations. Of course, what really matters is whether it can be sustained. In my experience, excess returns attract new entrants and competitors and tend to be competed away. Another theory is that Internet firms in particular should receive lofty valuations because they require little cash investment to operate. Of course, another way to look at this feature is to focus on the very low barriers to entry facing anyone trying to compete with, say, Amazon.com. (Apparently, there is a 16-year-old in Iowa who has replicated virtually their entire system!) While I understand how frustrating our performance has been to you, and while I appreciate your patience, I actually view this cash flow phenomenon as a positive. The more investors who invest without regard to fundamentals and the more investors adopt an ever-shorter time frame, the more attractive are the opportunities for The Oakmark Fund. In fact, this is another quarter where I will reiterate that I have never been more confident of our prospective performance, particularly relative to the Standard & Poor's 500.
So, while I am now singing "Redemption Song," I expect to soon be singing another song from the Marley oeuvre: "Riding High."

OAKMARK: A GROWTH FUND?
As I indicated above, the distinction between a value fund and a growth fund tends to be arbitrary. We have never been the sort of value investors who simply buy those stocks with the lowest price-earnings- or price-book-ratio. We prefer to buy $1 of economic value for 60 cents. A growth company at a reasonable valuation can be a value to us.
This is a prelude to an assertion I often hear: "The world has changed." Today, this statement is often made by those trying to rationalize the valuations of the market leaders. Many constituents use this argument in an effort to compel me to surrender to the valuations of, say, Internet stocks. As I have written, I will never buy what I believe to be an overvalued stock in the hopes of its becoming even more over-valued.
Nevertheless, while our philosophy and how we frame the investment process never changes and never will, we often change our assessments of value in response to changes in the economic landscape. The most important change in how we view businesses and their valuation versus, say, ten years ago, is how we assess market leaders versus industry also-rans. If we look at our client portfolios of ten years ago, in general they were heavily populated with statistically cheap stocks that were in either horrible businesses or were the third or fourth participant in a given industry.
Now, let's look at The Oakmark Fund's ten largest holdings, which comprise almost 60 percent of the Fund's value. Within their respective industries, eight are dominant competitors (Nike, Philip Morris, Mattel, Black & Decker, Lockheed Martin, Boeing, H&R Block, and Dun & Bradstreet) and the other two (Washington Mutual, Eaton) are strong competitors in their markets. For every stock we own or monitor closely, our analysts assign a rating from 1 (best) to 5 (worst) in assessing the quality of a given company's business. A "1" business would tend to have a strong market share in a decent market, have high barriers to entry, have low technological obsolescence, and provide products and/or services that are differentiated. The average rating assigned to The Oakmark Fund's ten largest holdings is less than 2, meaning that we believe that the average quality of the business structure of our ten largest holdings is above average. Our analysts also estimate long-term growth rates for every stock. The average long-term earnings growth rate for our ten largest holdings is over 11 percent, slightly above what the market is likely to experience. So, I conclude that the bulk of our Fund, at the current time, is in superior businesses with robust growth rates. Yet, the valuation

                                                                THE OAKMARK FUND

 ........................................................................

of these holdings is significantly less than that of the Standard & Poor's 500.

 ... AND ON A PERSONAL NOTE
This past March, actually on the ides of March, I sent you a letter describing our investment philosophy. This was in response to a lot of e-mails and letters I had received from shareholders that led me to conclude that some of our shareholders were not knowledgeable about our investment philosophy. This concerned me because I believe that shareholders who simply chase returns are bound to be disappointed.

Well, I received an avalanche of letters and e-mails in response to this letter. And, I must admit it has been extremely gratifying that the vast majority of these letters has expressed knowledge and support of our investment approach. Many of you would (rightfully!) move on if we changed our philosophy. Do not worry, we will not.

With the assistance of my colleague Ms. Kathy O'Keefe-Smith, I have tried to respond to all of these communications. I want to thank all who wrote.

         [SIGNATURE]

ROBERT SANBORN

Portfolio Manager
rsanborn@oakmark.com

April 7, 1999

6
THE OAKMARK FUND

       THE OAKMARK FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1999 (UNAUDITED)
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--95.4%

FOOD & BEVERAGE--8.8%
  Philip Morris Companies Inc.                      11,610,700   $  408,551,506
  Nabisco Holdings Corporation, Class A              2,372,100       98,590,406
                                                                 --------------
                                                                    507,141,912

APPAREL--7.4%
  Nike, Inc., Class B                                7,307,100   $  421,528,331

RETAIL--0.2%
  GC Companies, Inc. (a)(b)                            397,000   $   12,480,688

HARDWARE--7.7%
  The Black & Decker Corporation (b)                 6,840,000   $  379,192,500
  The Stanley Works                                  2,524,900       64,700,562
                                                                 --------------
                                                                    443,893,062

OTHER CONSUMER GOODS & SERVICES--18.6%
  Mattel, Inc.                                      13,214,400   $  328,708,200
  H&R Block, Inc. (b)                                6,765,500      320,515,562
  Fortune Brands, Inc.                               4,861,100      188,063,806
  Brunswick Corporation (b)                          7,280,800      138,790,250
  Polaroid Corporation (b)                           4,527,400       90,830,963
                                                                 --------------
                                                                  1,066,908,781

BANKS & THRIFTS--9.9%
  Washington Mutual, Inc.                            7,680,000   $  313,920,000
  Bank One Corporation                               4,600,548      253,317,674
                                                                 --------------
                                                                    567,237,674

INSURANCE--1.3%
  Old Republic International Corporation             4,122,930   $   75,243,473

PUBLISHING--6.0%
  Knight Ridder, Inc. (b)                            6,266,100   $  313,305,000
  R. H. Donnelley Corporation (b)                    2,073,260       32,005,951
                                                                 --------------
                                                                    345,310,951

INFORMATION SERVICES--8.1%
  The Dun & Bradstreet Corporation (b)               9,409,200   $  335,202,750
  ACNielsen Corporation (a) (b)                      4,764,000      129,223,500
                                                                 --------------
                                                                    464,426,250

COMPUTER SERVICES--2.1%
  First Data Corporation                             2,873,200   $  122,829,300

MEDICAL CENTERS--4.2%
  Columbia/HCA Healthcare Corporation               12,601,000   $  238,631,437

MEDICAL PRODUCTS--1.3%
  Sybron International Corporation (a)               2,935,600   $   73,390,000

                                                                THE OAKMARK FUND

       THE OAKMARK FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1999 (UNAUDITED) CONT.
 ........................................................................

                                                  SHARES HELD/
                                                     PAR VALUE     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--95.4% (CONT.)

AUTOMOTIVE--0.5%
  SPX Corporation (a)                                  538,200   $   27,145,463

AEROSPACE & DEFENSE--9.4%
  Lockheed Martin Corporation                        7,250,000   $  273,234,375
  The Boeing Company                                 7,799,400      266,154,525
                                                                 --------------
                                                                    539,388,900

MACHINERY & INDUSTRIAL PROCESSING--7.9%
  Eaton Corporation (b)                              4,179,600   $  298,841,400
  Cooper Industries, Inc.                            3,558,400      151,676,800
                                                                 --------------
                                                                    450,518,200

BUILDING MATERIALS & CONSTRUCTION--0.4%
  Juno Lighting, Inc. (b)                            1,085,000   $   24,344,688

OTHER INDUSTRIAL GOODS & SERVICES--1.6%
  Parker-Hannifin Corporation                        1,297,600   $   44,442,800
  Bandag Incorporated, Class A                       1,104,100       26,222,375
  The Geon Company                                     971,600       22,103,900
                                                                 --------------
                                                                     92,769,075
  TOTAL COMMON STOCKS (COST: $5,124,581,785)                      5,473,188,185

SHORT TERM INVESTMENTS--4.3%

U.S. GOVERNMENT BILLS--1.3%
  United States Treasury Bills, 4.37%-4.70%
     due 4/1/1999-4/22/1999                        $75,000,000   $   74,862,917
                                                                 --------------
  TOTAL U.S. GOVERNMENT BILLS (COST: $74,862,917)                    74,862,917

COMMERCIAL PAPER--1.7%
  American Express Credit Corp., 4.82%-4.84%
     due 4/1/1999-4/5/1999                         $40,000,000   $   40,000,000
  Ford Motor Credit Corp., 4.82% due 4/6/1999       20,000,000       20,000,000
  General Electric Capital Corporation, 5.00%
     due 4/1/1999                                   35,000,000       35,000,000
                                                                 --------------
  TOTAL COMMERCIAL PAPER (COST: $95,000,000)                         95,000,000

8
THE OAKMARK FUND

       THE OAKMARK FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1999 (UNAUDITED) CONT.
 ........................................................................

                                                     PAR VALUE     MARKET VALUE
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.3% (CONT.)

REPURCHASE AGREEMENTS--1.3%
  State Street Repurchase Agreement, 4.88%
     due 4/1/1999                                  $73,725,000   $   73,725,000
                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $73,725,000)                    73,725,000

  TOTAL SHORT TERM INVESTMENTS (COST: $243,587,917)                 243,587,917

  Total Investments (Cost $5,368,169,702)--99.7% (c)             $5,716,776,102
  Other Assets In Excess Of Other Liabilities--0.3%                  19,739,803
                                                                 --------------

  TOTAL NET ASSETS--100%                                         $5,736,515,905
                                                                 --------------
                                                                 --------------

          (a) Non-income producing security.
          (b) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
          (c) At March 31, 1999, net unrealized appreciation of $348,606,400, for federal income tax purposes consisted of gross unrealized appreciation of $965,289,295 and gross unrealized depreciation of $616,682,895.

                                                                THE OAKMARK FUND

 THE OAKMARK SELECT FUND

       REPORT FROM BILL NYGREN, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK
SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT
(3/31/99) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              THE OAKMARK
              SELECT FUND      S & P 500
10/96                $10,000      $10,000
1/97                 $12,500      $11,202
4/97                 $12,250      $11,470
7/97                 $15,290      $13,721
9/97                 $16,340      $13,659
12/97                $17,704      $14,053
3/98                 $20,078      $16,021
6/98                 $20,462      $16,551
9/98                 $16,936      $14,904
12/98                $20,575      $18,078
3/99                 $22,766      $18,979

                                                AVERAGE ANNUAL TOTAL RETURN*
                                                       THROUGH 3/31/99
                                TOTAL RETURN         FROM FUND INCEPTION
3/31/99 NAV $21.62               LAST 3 MOS.               11/1/96
------------------------------------------------------------------------------
THE OAKMARK SELECT FUND               10.6%                   40.6%
Standard & Poor's 500 Stock
  Index w/inc**                        5.0%                   30.4%
Standard & Poor's MidCap 400
  Index w/ inc**                      -6.4%                   20.2%
Value Line Composite Index**          -6.4%                    5.8%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The S&P 400 consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future results.

The Oakmark Select Fund increased in value 10.6% during the quarter ended March 31 and 34.4% for the six month fiscal year-to-date. Both the three- and six-month numbers are substantially ahead of the benchmark indices. The largest contributor to the Fund's excellent quarter was Gucci's 66% increase. Gucci became an acquisition target and we reduced our weighting in the company as the stock price climbed in anticipation of a bidding war. Two other strong contributors, Cablevision Systems and Amgen, have been sold because their stock prices achieved (and then surpassed) our sell targets. At the end of March, the S&P 500 sold at 29 times estimated 1999 earnings, whereas the P/E multiple for The Oakmark Select Fund was 13 times, less than half the market multiple. As I have highlighted in the last two quarterly reports, I find your Fund's current relative valuation extremely compelling.

PORTFOLIO TURNOVER
Different investment styles lead to very different outcomes regarding portfolio turnover. Consider, at two extremes, value and momentum styles. A value approach purchases undervalued stocks, waits for the gap between price and value to close, then sells them. This style generally produces low turnover. However, in those periods when a value style is most successful, turnover will be higher as many stocks appreciate to full value and are sold. At the other extreme is a momentum style that purchases stocks that have been the recent best performers, then waits for loss of momentum (price declines) before the stock is sold. This approach generally leads to rapid turnover. However, in its most successful periods, when yesterday's winners keep going up, there is very little turnover.

I have previously told you that when we purchase a stock, we expect, on average, to hold it three to five years. The important phrase is "on average." We do not manage the Fund to have a certain holding period or turnover ratio. Instead, we buy stocks we believe are selling at 60% of intrinsic value, and we sell them when they exceed 90% of intrinsic value. When stocks achieve our target sell price, we sell regardless of

10
THE OAKMARK SELECT FUND

 ........................................................................

how long we've held them (with the exception of monitoring the benefit of allowing gains to go long term). As long as we stick to our discipline, you should be pleased when you see high turnover because it means the market has more rapidly recognized the undervaluation in our stocks. With that as an introduction, last quarter's portfolio turnover was the highest in your Fund's relatively short history. This is a good thing. The turnover is a direct result of your Fund's stocks increasing in value more than most other stocks did. There are four new stocks in the portfolio this quarter, six since fiscal year end, as well as a new largest holding, Washington Mutual. Please take a few minutes to get reacquainted with your portfolio.

Washington Mutual (symbol: WM, 3/31/99 price was approximately $41) is the largest savings and loan in the U.S. and arguably the strongest West Coast franchise. Its business is plain vanilla--collecting deposits and writing mortgages on single family homes. As a low-cost provider, WM should benefit as banking moves online. WM sells under 10 times next year's estimated earnings, and we believe that if the stock price does not increase, it will be an attractive acquisition candidate for any East Coast bank seeking a nationwide presence.

Liz Claiborne (LIZ--$33) is a designer and marketer of moderately priced women's apparel. Down from a high of $58, LIZ now sells at 10 times our estimate of next year's earnings. LIZ has $4 per share in cash and no debt. Excess cash is being used to repurchase stock and also to add new apparel brands that will benefit from LIZ's strong distribution and superior cost structure.

Reynolds & Reynolds (REY--$19) makes, by far, the majority of its income as the leading supplier of computer software to auto dealers. In addition, REY has a forms business where they are leaders in creating electronic access to their product. REY sells at about 11 times our estimate of next year's earnings. As an aside, REY has a joint venture with Microsoft (Carpoint.com) that uses the Internet to facilitate new car purchases. Businesses similar to Carpoint (Autoweb and Autobytel) have recently come public at very large valuations. Since Carpoint has made only a small profit (its competitors are losing money), when you think of REY as selling at 11 times earnings, you are effectively getting Carpoint for free.

ThermoElectron (TMO--$14) is a collection of many small businesses, mostly in the instrumentation industry. Many of these businesses have a publicly traded minority interest. The price of TMO looks inexpensive relative to the value implied by those public interests and, in addition, it sells at only 12 times next year's earnings. Over its forty plus year history, TMO has done an excellent job creating and collecting this widely diversified group of businesses. In June, a new CEO, Dick Syron, will start the process of examining many strategic alternatives with the sole goal of maximizing the business value of TMO.

Times Mirror Corporation (TMC-- $54) publishes newspapers including the L.A. TIMES and BALTIMORE SUN. TMC sells at about 15 times our estimate of next year's earnings and has a new CEO, Mark Willes, who is aggressively cutting costs and repurchasing equity. TMC sells at a cashflow multiple that is about half the multiple that has been paid in recent newspaper acquisitions.

Weatherford International (WFT-- $26) is an international oilfield service provider. WFT stock traded above $70 in 1997 and troughed in the high teens last quarter (our cost is below $20). Demand for oil services is obviously dependent on oil prices and WFT stock has benefited from last month's brief rally in oil. We find WFT modestly undervalued if oil prices don't recover further and significantly undervalued if they do.

U.S. Filter (USF--$31) produces water filtration equipment. Its stock peaked in late 1997 at $45 per share. We bought it in the low- to mid-$20s believing "intrinsic value" to be in the high-$30s. Last month, USF agreed to sell the company for $31.50 per share. By the time you read this, we should have received our cash. I only wish all of our "mistakes" worked out like USF did.

Values such as these appear extremely compelling to us relative to the Dow at 10,000, or the S&P 500 at nearly 30 times earnings. I hope these brief descriptions help convey our excitement. Thank you for your continued support.

       [SIGNATURE]

WILLIAM C. NYGREN

Portfolio Manager
bnygren@oakmark.com

April 6, 1999

                                                         THE OAKMARK SELECT FUND

       THE OAKMARK SELECT FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1999 (UNAUDITED)
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--93.4%

APPAREL--4.4%
  Liz Claiborne, Inc.                                2,166,600   $   70,685,325

RETAIL--4.8%
  Gucci Group (b)                                      960,000   $   77,280,000

OTHER CONSUMER GOODS & SERVICES--4.3%
  Ralston Purina Group                               2,622,600   $   69,990,637

BANKS & THRIFTS--14.5%
  Washington Mutual, Inc.                            4,251,500   $  173,780,062
  People's Bank of Bridgeport, Connecticut           2,034,400       60,523,400
                                                                 --------------
                                                                    234,303,462

INSURANCE--6.3%
  PartnerRe Ltd. (c)                                 2,523,800   $  102,213,900

BROADCASTING & PUBLISHING--3.0%
  The Times Mirror Company, Class A                    900,000   $   48,656,250

INFORMATION SERVICES--4.6%
  The Dun & Bradstreet Corporation                   2,068,600   $   73,693,875

COMPUTER SERVICES--12.7%
  First Data Corporation                             2,155,000   $   92,126,250
  Electronic Data Systems Corporation                1,360,900       66,258,819
  The Reynolds and Reynolds Company, Class A         2,450,000       46,550,000
                                                                 --------------
                                                                    204,935,069

MACHINERY & INDUSTRIAL PROCESSING--3.9%
  Thermo Electron Corporation (a)                    4,693,500   $   63,655,594

BUILDING MATERIALS & CONSTRUCTION--10.7%
  USG Corporation (d)                                3,366,400   $  172,948,800

OIL FIELD SERVICES & EQUIPMENT--4.0%
  Weatherford International, Inc. (a)                2,495,800   $   65,202,775

OTHER INDUSTRIAL GOODS & SERVICES--3.6%
  Premark International, Inc.                        1,742,600   $   57,396,888

ENVIRONMENTAL PRODUCTS & SERVICES--4.3%
  United States Filter Corporation (a)               2,282,700   $   69,907,688

REAL ESTATE--3.6%
  Host Marriott Corporation                          5,274,863   $   58,682,851

12
THE OAKMARK SELECT FUND

       THE OAKMARK SELECT FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1999 (UNAUDITED) CONT.
 ........................................................................

                                                  SHARES HELD/
                                                     PAR VALUE     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--93.4% (CONT.)

DIVERSIFIED CONGLOMERATES--8.7%
  U.S. Industries, Inc. (d)                          8,564,000   $  140,770,750
                                                                 --------------
  TOTAL COMMON STOCKS (COST: $1,433,376,963)                      1,510,323,864
OTHER ASSETS--0.3%

RETAIL--0.3%
  Gucci Group Contingencies                          1,781,125   $    4,052,059
                                                                 --------------
  TOTAL OTHER ASSETS (COST: $0)                                       4,052,059

SHORT TERM INVESTMENTS--7.1%

U.S. GOVERNMENT BILLS--2.8%
  United States Treasury Bills, 4.37%-4.70%
     due 4/1/1999-4/22/1999                        $45,000,000   $   44,904,479
                                                                 --------------
  TOTAL U.S. GOVERNMENT BILLS (COST: $44,904,479)                    44,904,479

COMMERCIAL PAPER--2.8%
  American Express Credit Corp., 4.82% due
     4/12/1999                                      $5,000,000   $    5,000,000
  Ford Motor Credit Corp., 4.76%-4.82% due
     4/1/1999-4/9/1999                              30,000,000       30,000,000
  General Electric Capital Corporation, 5.00%
     due 4/1/1999                                   10,000,000       10,000,000
                                                                 --------------
  TOTAL COMMERCIAL PAPER (COST: $45,000,000)                         45,000,000

REPURCHASE AGREEMENTS--1.5%
  State Street Repurchase Agreement, 4.88%
     due 4/1/1999                                  $25,441,000   $   25,441,000
                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $25,441,000)                    25,441,000

  TOTAL SHORT TERM INVESTMENTS (COST: $115,345,479)                 115,345,479

  Total Investments (Cost $1,548,722,442)--100.8% (e)            $1,629,721,402
  Other Liabilities In Excess Of Other Assets--(0.8)%               (13,264,411)
                                                                 --------------

  TOTAL NET ASSETS--100%                                         $1,616,456,991
                                                                 --------------
                                                                 --------------

          (a) Non-income producing security.
          (b) Represents an American Depository Receipt.
          (c) Represents foreign domiciled corporation.
          (d) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
          (e) At March 31, 1999, net unrealized appreciation of $80,998,960, for federal income tax purposes consisted of gross unrealized appreciation of $173,131,049 and gross unrealized depreciation of $92,132,089.

                                                         THE OAKMARK SELECT FUND

 THE OAKMARK SMALL CAP FUND

       REPORT FROM STEVEN J. REID, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/99) AS COMPARED TO THE RUSSELL 2000 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               THE OAKMARK
              SMALL CAP FUND      RUSSELL 2000
10/95                   $10,000          $10,000
1/96                    $10,180          $10,684
4/96                    $12,180          $11,841
7/96                    $11,830          $10,772
10/96                   $13,190          $11,661
1/97                    $15,180          $12,708
4/97                    $15,170          $11,848
7/97                    $18,730          $14,369
9/97                    $20,340          $15,774
12/97                   $20,290          $15,245
3/98                    $21,732          $16,779
6/98                    $20,467          $15,997
9/98                    $14,976          $12,774
12/98                   $17,620          $14,857
3/99                    $16,069          $14,051

                                               AVERAGE ANNUAL TOTAL
                                   TOTAL      RETURN* THROUGH 3/31/99
                                  RETURN        FROM FUND INCEPTION
3/31/99 NAV $13.47              LAST 3 MOS.           11/1/95
----------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND           -8.8%               14.9%
Lipper Small Cap Fund Index**        -4.7%                8.0%
Russell 2000 w/ inc**                -5.4%               10.5%
S&P Small Cap 600 w/inc**            -9.0%               11.4%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Lipper Small Cap Fund Index is comprised of 30 Small Cap Funds. The Russell 2000 Index measures the performance of smaller companies, and represents approximately 10% of the total value of publicly traded companies in the U.S. The S&P 600 Index measures the performance of selected U.S. stocks with small market capitalization. Past performance is no guarantee of future results.

I THOUGHT 1998 WAS ENOUGH!!!
Just when it seemed it was safe to go outside, the door slammed shut. The shares of small cap companies, as well as value investing, remain under pressure. Redemptions from small cap funds have caused the liquidation of the shares of small companies, which results in selling pressure in the market for small cap stocks. According to Lipper, investors redeemed $1.9 billion and $3.5 billion from small cap funds in January and February, respectively. At the same time the vast majority of value managers are also lagging the market indices as growth companies, particularly the larger ones, are seeing their shares appreciate. While this may sound like a vicious circle of events, it also creates investment opportunity. I believe that The Oakmark Small Cap Fund's portfolio of stocks is more undervalued now than at anytime in the Fund's existence. As the portfolio manager and one of the Fund's largest individual investors, this has been a frustrating period. For the second fiscal quarter ended March 31, 1999, the Fund declined 8.8%, reducing the fiscal year return to 7.3%. Rather than offer excuses for the Fund's results, I am putting my money where my mouth is. The Oakmark Small Cap Fund represents the majority of my investable assets and I made a significant additional investment in the Fund's shares today!
Believe it or not you can be struck by lightning and not get burned!
In the last quarterly report I highlighted the recent purchase of the shares of Paymentech, Inc. (PTI). At the time of purchase, the shares were trading in the mid-teens. Our rationale for the investment in PTI was that the shares were currently undervalued and that over time the underlying value of PTI would grow. We also believed that consolidation in the credit card processing industry would be a logical business outcome. On March 22, Pam Patsley, President & CEO of Paymentech, and Ric Duques, Chairman & CEO of First Data Corporation (FDC), announced that FDC would acquire the publicly traded shares of PTI for $25.50 in cash.

14
THE OAKMARK SMALL CAP FUND

 ........................................................................

We wish Pam and Ric success in their new venture and will continue to monitor their efforts. Since the announcement of the merger we have reduced our position in PTI and have redeployed the proceeds into other investments. In this case, a little lightning did not hurt.

OPPORTUNITIES
I know that many of you are tired of being reminded of the opportunities we are seeing in small cap companies. However, you should be made aware of our new holdings and know that we are doing everything we can to create the most attractive portfolio for your hard earned assets. During the quarter, we added seven new companies to the Fund; some are household names, some are not.
Del Monte Foods (DLM): This company is a lot more than creamed corn. New management took over DLM and re-energized the company. We expect to see an increase in operating efficiency as recent capital spending aids future profitability. DLM is the largest producer of packaged fruits and vegetables sold under the Del Monte and Contadina brand names. New marketing, packaging, and promotional efforts should increase sales and profits.
Fruit of the Loom, Inc. (FTL): FTL is the largest, low-cost producer of underwear and basic knit wear. The stock has declined from $46 five years ago to less than $11 a share. The shares are trading at about six times this year's earnings and management owns 12% of the outstanding shares. These characteristics made FTL an attractive addition to our portfolio.
Golden State Bancorp, Inc. (GSB): This is one of the few remaining independent bank franchises in California. It was created out of the merger of CalFed, Glenfed, and, the West Coast franchise, First Nationwide. Not only do we think the shares are undervalued, but we are very impressed with management's vision and commitment to building shareholder value.
Michaels Stores, Inc. (MIKE): Michaels is the largest arts and crafts retailer in the country. This is the only company in the arts and crafts industry that has sophisticated point-of-sale systems to manage and control inventory. We expect continued double-digit growth in earnings over the next several years and find the shares to be attractive.
PMI Group, Inc. (PMA): PMA is one of the top providers of mortgage insurance for home buyers that do not meet federal agency financial requirements for conforming mortgages. This is a well-run company that we have known for years. The compelling attraction to PMA is its valuation. The shares trade around stated book value, seven times this year's earnings, and at a healthy discount to liquidating value.
Trammel Crow Co. (TCC): TCC is the largest U.S. property manager. They provide real estate property management, infrastructure management, and brokerage and development services. The company generates very high free cash flow and management owns over 40% of the shares.
UCAR International, Inc. (UCR): This is not a household name or product. UCAR produces graphite electrodes which are essentially the consumable burner tips in electric arc steel furnaces. UCAR has the leading share in a near oligopoly. New management is busy improving the operations and the practices of the previous leadership. We view this as a very cheap stock.

OUTLOOK
Obviously, I don't have a crystal ball to predict the future. Value investing has a history of being in and out of favor, but over the long term it has produced excellent returns. Several pundits have suggested that value investing is dead. I wholeheartedly disagree. The current market is in a very lopsided state with a relatively small number of companies enjoying the irrational exuberance of inflated valuations. Two factors are working in our favor. First, the stocks we own are irrationally cheap and will not remain so over time. Second, there is evidence of consolidation taking place among small companies as we have seen with PTI and First Brands. It is reasonable to expect that consolidation will continue. The Oakmark Small Cap Fund is managed with a forward-looking vision, patience, and adherence to our value-oriented investment philosophy.
Once again, I would like to thank everyone involved, especially our shareholders, for your support of The Oakmark Small Cap Fund.

      [SIGNATURE]
STEVEN J. REID
Portfolio Manager
sreid@oakmark.com
April 7, 1999

                                                      THE OAKMARK SMALL CAP FUND

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1999 (UNAUDITED)
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--97.5%

FOOD & BEVERAGE--9.9%
  Del Monte Foods Company (a)                        1,000,000   $   13,187,500
  Ralcorp Holdings, Inc. (a)                           600,000       11,400,000
  International Multifoods Corporation                 400,000        9,325,000
  Triarc Companies, Inc. (a)                           500,000        8,718,750
  M & F Worldwide Corp. (a)                            750,000        5,250,000
                                                                 --------------
                                                                     47,881,250

APPAREL--5.2%
  Reebok International Ltd. (a)                      1,000,000   $   15,875,000
  Fruit of the Loom, Inc., Class A (a)                 900,000        9,337,500
                                                                 --------------
                                                                     25,212,500

RETAIL--8.7%
  Department 56, Inc. (a)                              600,000   $   18,262,500
  Ugly Duckling Corporation (a)(c)                   1,750,000        9,679,687
  The Great Atlantic & Pacific Tea Company,
     Inc.                                              250,000        7,500,000
  Michaels Stores, Inc. (a)                            284,400        7,021,125
                                                                 --------------
                                                                     42,463,312

OTHER CONSUMER GOODS & SERVICES--4.5%
  Libbey, Inc.                                         300,000   $    9,300,000
  Barry (R.G.) Corporation (a)(c)                      900,000        7,875,000
  Scotsman Industries, Inc.                            287,000        4,932,813
                                                                 --------------
                                                                     22,107,813

BANKS & THRIFTS--8.8%
  People's Bank of Bridgeport, Connecticut             650,000   $   19,337,500
  BankAtlantic Bancorp, Inc., Class A                1,000,001        7,062,507
  Northwest Bancorp Inc.                               600,000        5,550,000
  Golden State Bancorp Inc. (a)                        200,000        4,450,000
  PennFed Financial Services, Inc.                     260,000        4,160,000
  Finger Lakes Financial Corp. (c)                     188,000        2,138,500
                                                                 --------------
                                                                     42,698,507

INSURANCE--5.4%
  The PMI Group, Inc.                                  300,000   $   13,912,500
  The MONY Group Inc. (a)                              500,000       12,437,500
                                                                 --------------
                                                                     26,350,000

OTHER FINANCIAL--6.1%
  Duff & Phelps Credit Rating Co. (c)                  350,000   $   18,331,250
  ARM Financial Group, Inc., Class A                   750,000       11,203,125
                                                                 --------------
                                                                     29,534,375

BROADCASTING & CABLE TV--3.4%
  Ascent Entertainment Group, Inc. (a)(c)            1,500,000   $   16,406,250

COMPUTER SERVICES--3.6%
  Symantec Corporation (a)                           1,000,000   $   16,937,500
  Paymentech, Inc. (a)                                  27,300          644,963
                                                                 --------------
                                                                     17,582,463

16
THE OAKMARK SMALL CAP FUND

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1999 (UNAUDITED) CONT.
 ........................................................................

                                                  SHARES HELD/
                                                     PAR VALUE     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--97.5% (CONT.)

COMPUTER SYSTEMS--5.0%
  Micron Electronics, Inc. (a)                       1,500,000   $   17,625,000
  Sequent Computer Systems, Inc. (a)                   750,000        6,796,875
                                                                 --------------
                                                                     24,421,875

MANAGED CARE SERVICES--1.7%
  First Health Group Corp. (a)                         500,000   $    8,031,250

AUTOMOTIVE--5.5%
  SPX Corporation (a)                                  250,000   $   12,609,375
  Standard Motor Products, Inc.                        500,000       10,343,750
  Stoneridge, Inc. (a)                                 268,600        3,726,825
                                                                 --------------
                                                                     26,679,950

TRANSPORTATION SERVICES--2.5%
  Teekay Shipping Corporation (b)                      750,000   $   12,375,000

MACHINERY & INDUSTRIAL PROCESSING--2.5%
  Northwest Pipe Company (a)(c)                        400,000   $    6,600,000
  Graco, Inc.                                          250,000        5,515,625
                                                                 --------------
                                                                     12,115,625

OTHER INDUSTRIAL GOODS & SERVICES--14.1%
  H.B. Fuller Company                                  300,000   $   17,681,250
  Columbus McKinnon Corporation (c)                    700,000       14,087,500
  MagneTek, Inc. (a)                                 1,500,000       12,562,500
  Ferro Corporation                                    500,000       12,375,000
  Watts Industries, Inc., Class A                      500,000        6,781,250
  Binks Sames Corporation (c)                          250,000        4,625,000
  UCAR International, Inc. (a)                          11,500          162,437
                                                                 --------------
                                                                     68,274,937

REAL ESTATE--7.2%
  Catellus Development Corporation (a)               1,250,000   $   16,718,750
  Prime Hospitality Corp. (a)                        1,250,000       12,421,875
  Trammell Crow Company (a)                            308,000        5,698,000
                                                                 --------------
                                                                     34,838,625

DIVERSIFIED CONGLOMERATES--3.4%
  U.S. Industries, Inc.                              1,000,000   $   16,437,500
                                                                 --------------
  TOTAL COMMON STOCKS (COST: $494,221,462)                          473,411,232

SHORT TERM INVESTMENTS--2.3%

COMMERCIAL PAPER--1.0%
  General Electric Capital Corporation, 5.00%
     due 4/1/1999                                   $5,000,000   $    5,000,000
                                                                 --------------
  TOTAL COMMERCIAL PAPER (COST: $5,000,000)                           5,000,000

                                                      THE OAKMARK SMALL CAP FUND

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1999 (UNAUDITED) CONT.
 ........................................................................

                                                     PAR VALUE     MARKET VALUE
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--2.3% (CONT.)

REPURCHASE AGREEMENTS--1.3%
  State Street Repurchase Agreement, 4.88%
     due 4/1/1999                                   $6,347,000   $    6,347,000
                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $6,347,000)                      6,347,000

  TOTAL SHORT TERM INVESTMENTS (COST: $11,347,000)                   11,347,000

  Total Investments (Cost $505,568,462)--99.8% (d)               $  484,758,232
  Other Assets In Excess Of Other Liabilities--0.2%                     898,742
                                                                 --------------

  TOTAL NET ASSETS--100%                                         $  485,656,974
                                                                 --------------
                                                                 --------------

          (a) Non-income producing security.
          (b) Represents foreign domiciled corporation.
          (c) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
          (d) At March 31, 1999, net unrealized depreciation of $20,810,230, for federal income tax purposes consisted of gross unrealized appreciation of $43,456,425 and gross unrealized depreciation of $64,266,655.

18
THE OAKMARK SMALL CAP FUND

 THE OAKMARK EQUITY AND INCOME FUND

       REPORT FROM CLYDE S. MCGREGOR, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/99) AS COMPARED TO THE LIPPER BALANCED FUND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   THE OAKMARK              LIPPER BALANCED
               EQUITY & INCOME FUND           FUND INDEX
10/95                           $10,000                $10,000
1/96                            $10,290                $10,662
4/96                            $10,630                $10,778
7/96                            $10,660                $10,665
10/96                           $11,290                $11,449
1/97                            $12,255                $12,197
4/97                            $12,429                $12,244
7/97                            $14,289                $13,909
9/97                            $14,810                $14,005
12/97                           $14,941                $14,243
3/98                            $16,233                $15,370
6/98                            $16,320                $15,599
9/98                            $15,191                $14,701
12/98                           $16,792                $16,392
3/99                            $16,792                $16,655

                                               AVERAGE ANNUAL TOTAL
                                   TOTAL      RETURN* THROUGH 3/31/99
                                RETURN LAST     FROM FUND INCEPTION
3/31/99 NAV $15.03                3 MOS.              11/1/95
----------------------------------------------------------------------
THE OAKMARK EQUITY & INCOME
  FUND                                0.0%               16.4%
Lipper Balanced Fund Index**          1.6%               16.1%
Lehman Govt./ Corp. Bond**           -1.2%                7.0%
S&P 500 w/ inc**                      5.0%               28.5%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Lipper Balanced Fund Index Composite is comprised of 30 balanced funds. The Lehman Govt./Corp. Bond Index includes the Lehman Government and Lehman Corporate indices. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. Past performance is no guarantee of future results.

UNCHANGED
The quarter ended March 31 produced an odd outcome for The Oakmark Equity and Income Fund: the Fund's price was unchanged over the period. This outcome is probably a good analogy for our investment approach at Harris Associates. Though the stock market's willingness to place incredible valuations on a few businesses continues to surprise us, we are not shaken (or stirred). We are confident that our reasons for owning the companies in which we have invested for our clients will stand the test of time. Fads are, by definition, short-term in nature and we are secure in our belief that much of the market's current activity is simply a fad.
It is interesting, however, to note the frustration evident at several companies held in the Fund. Juno Lighting was one of my initial purchases. While a profitable investment, the stock price has never seemed to reflect the company's 15% net profit margins and its wonderful balance sheet. In the last week of the quarter, Juno's management announced that the company would offer its shareholders the opportunity to approve a public recapitalization whereby 87% of the stock would be retired at $25/share. This announcement has produced a solid increase in the price of Juno's stock, but we believe that the price would have been much higher in a different environment for smaller stocks.
As I began to write this letter, one of my partners walked in to tell me a story about one of his clients. The family's magnificent house has been put up for sale at a comparatively modest price. The low price derives from the home's obscure location. Here in Chicago, the same house would sell for many times its current offering price. In real estate, the old maxim is "location, location, location." For at least the last 18 months, the same has held true in the stock market. If one's holdings were concentrated in the mega-cap or Internet "location," all has been heavenly, while other locations have stayed on the bargain table.

                                              THE OAKMARK EQUITY AND INCOME FUND

 ........................................................................

I see no reason for this analogy to hold for long. Unlike real estate, capital is mobile and will flow quickly to higher return spaces. Furthermore, businesses are dynamic, creating and destroying value daily. Investment bankers are working overtime to bring capital into the sectors of the market which are "hot" today, thereby ensuring intense competition (and lower returns) for those sectors in the near future. Your Fund is invested in less trendy areas. But be assured that these businesses have managers who are committed to increasing their company's value per share and who perceive their shareholders to be their partners in this effort. History teaches us that investments in these kinds of companies will handsomely reward patient investors.

BONDS MASQUERADING AS STOCKS
For much of our country's economic history, dividends have provided half of the total return from owning common stocks. That percentage has shrunk over the last 15 years, due to the combination of unusually strong price returns to stocks and below average dividend growth. Ibbotson Associates calculates that for the period from 1925 through 1998, dividends contributed 40% of the total return to equities. Were that percentage to hold going into the future, equity investors would be sorely disappointed. With dividend yields for "the market" under 1.5% today, investors obviously expect to make almost all of their return through capital appreciation.
My goal in managing The Equity and Income Fund is to produce as much income as possible without sacrificing total return to artificial and unnecessary restrictions. Unlike other income-oriented funds, Equity and Income will hold stocks that do not currently pay a dividend. In fact, more than 20% of the current equity holdings do not pay a dividend and the most important stock in the Fund's history, Lexmark International, shares that "defect." While the current group of fixed income holdings all have high cash yields, the Fund achieved its highest return in this segment through an Everen Capital issue which began its life as a "payment in kind" security.
Nevertheless, I am happy to report that the schizophrenic stock market environment has begun to bring forth a good flow of attractive income-oriented ideas. In fact, the addition of several of these "bonds masquerading as stocks" to the equity portfolio has given the Fund its fully invested appearance.
Real estate equities often provide some of the highest income yields, and this holds true today. The highest yielding equities in the Fund are real estate investment trusts, Legacy Hotels and Amli Residential Properties. Amli joined the portfolio in last year's second calendar quarter. I like this REIT because of management's clever use of outside capital to leverage their brand name. In addition, Amli probably has the most persistent pattern of insider buying of any entity we track. We expect regular increases in the dividend from current levels to add to the already substantial income return. Legacy Hotels, a group of Canadian hotel properties, is a more recent addition to the Fund. Selling for less than stated book value with below average leverage and rising earnings, Legacy almost defines opportunity for the income-oriented value investor.
My third and final example comes from the financial services sector. IPC Holdings, along with PartnerRe, comprises the Fund's commitment to the Bermuda-based reinsurance industry. IPC specializes in reinsuring property catastrophe risk, generally the most profitable segment in the reinsurance industry. The stock sells at a discount to its stated book value and its dividend yield with year-end extra distributions should approach 10%.
Several reports ago I asked, "What is a poor income manager to do?" The answer then, as now, is to continue to probe all sectors of the market while not compromising our standards.
Please feel free to e-mail me with your comments, questions, or ideas for quarterly reports.

        [SIGNATURE]

CLYDE S. MCGREGOR
Portfolio Manager
mcgregor@oakmark.com

April 6, 1999

20
THE OAKMARK EQUITY AND INCOME FUND

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1999 (UNAUDITED)
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--61.7%

FOOD & BEVERAGE--2.2%
  UST Inc.                                              50,000   $   1,306,250

OTHER CONSUMER GOODS & SERVICES--3.6%
  H&R Block, Inc.                                       33,000   $   1,563,375
  National Presto Industries, Inc.                      17,000         602,437
                                                                 --------------
                                                                     2,165,812

BANKS & THRIFTS--2.2%
  Bank One Corporation                                  23,674   $   1,303,550

INSURANCE--3.2%
  IPC Holdings, Ltd. (b)                                50,000   $     993,750
  PartnerRe Ltd. (b)                                    23,000         931,500
                                                                 --------------
                                                                     1,925,250

OTHER FINANCIAL--2.0%
  Heller Financial, Inc.                                50,000   $   1,175,000

TV PROGRAMMING--2.7%
  AT&T Corp.-Liberty Media Group, Class A (a)           30,800   $   1,620,850

PUBLISHING--2.1%
  Lee Enterprises, Inc.                                 43,900   $   1,273,100

INFORMATION SERVICES--3.0%
  The Dun & Bradstreet Corporation                      51,500   $   1,834,688

COMPUTER SERVICES--9.7%
  First Data Corporation                                55,000   $   2,351,250
  Electronic Data Systems Corporation                   37,500       1,825,781
  The Reynolds and Reynolds Company, Class A            87,500       1,662,500
                                                                 --------------
                                                                     5,839,531

DATA STORAGE--4.8%
  Imation Corp. (a)                                    175,000   $   2,887,500

MEDICAL PRODUCTS--3.2%
  Sybron International Corporation (a)                  78,000   $   1,950,000

AUTOMOTIVE--3.5%
  Lear Corporation (a)                                  50,000   $   2,134,375

TRANSPORTATION SERVICES--1.5%
  Tidewater Inc.                                        35,000   $     905,625

BUILDING MATERIALS & CONSTRUCTION--3.6%
  Juno Lighting, Inc.                                   96,300   $   2,160,731

                                              THE OAKMARK EQUITY AND INCOME FUND

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1999 (UNAUDITED) CONT.
 ........................................................................

                                                  SHARES HELD/
                                                     PAR VALUE     MARKET VALUE
-------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--61.7% (CONT.)

OTHER INDUSTRIAL GOODS & SERVICES--3.1%
  Premark International, Inc.                           56,500   $   1,860,969

REAL ESTATE--9.2%
  Amli Residential Properties Trust                    100,000   $   2,062,500
  Catellus Development Corporation (a)                 137,728       1,842,112
  Legacy Hotels Real Estate Investment Trust
     (b)                                               350,000       1,634,647
                                                                 --------------
                                                                     5,539,259

DIVERSIFIED CONGLOMERATES--2.1%
  U.S. Industries, Inc.                                 78,000   $   1,282,125
                                                                 --------------
  TOTAL EQUITY AND EQUIVALENTS (COST: $32,163,788)                  37,164,615

FIXED INCOME--34.5%

PREFERRED STOCK--5.7%

BANKS & THRIFTS--4.9%
  Pennfed Capital Trust, Preferred, 8.90%               27,500   $     718,437
  BBC Capital Trust I, Preferred, 9.50%                 28,000         703,500
  PennFirst Capital Trust I, Preferred,
     8.625%                                             70,000         700,000
  RBI Capital Trust I, Preferred, 9.10%                 42,500         425,000
  Fidelity Capital Trust I, Preferred, 8.375%           43,500         418,688
                                                                 --------------
                                                                     2,965,625

BROADCASTING & CABLE TV--0.8%
  MediaOne Finance Trust III, Preferred,
     9.04%                                              20,000   $     506,250

  TOTAL PREFERRED STOCK (COST: $3,470,738)                           3,471,875

CORPORATE BONDS--3.5%

RETAIL--1.0%
  Ugly Duckling Corporation, 12.00% due
     10/15/2003, Subordinated Debenture               $650,000   $     585,000

AEROSPACE & AUTOMOTIVE--0.3%
  Coltec Industries, Inc., 9.75% due 4/1/2000         $150,000   $     159,188
  Coltec Industries, Inc., 9.75% due
     11/1/1999                                          25,000          26,500
                                                                 --------------
                                                                       185,688

BUILDING MATERIALS & CONSTRUCTION--0.3%
  USG Corporation, 9.25% due 9/15/2001,
     Senior Notes Series B                            $150,000   $     159,375

UTILITIES--0.4%
  Midland Funding Corporation, 11.75% due
     7/23/2005                                        $200,000   $     229,250

22
THE OAKMARK EQUITY AND INCOME FUND

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1999 (UNAUDITED) CONT.
 ........................................................................

                                                     PAR VALUE     MARKET VALUE
-------------------------------------------------------------------------------
FIXED INCOME--34.5% (CONT.)

OTHER INDUSTRIAL GOODS & SERVICES--1.5%
  Scotsman Industries, Inc., 8.625% due
     12/15/2007, Senior Subordinated Note             $615,000   $     619,612
  UCAR Global Enterprises Inc., 12.00% due
     1/15/2005, Senior Subordinated Note              $300,000         315,750
                                                                 --------------
                                                                       935,362

  TOTAL CORPORATE BONDS (COST: $2,001,836)                           2,094,675

GOVERNMENT AND AGENCY SECURITIES--25.3%

U.S. GOVERNMENT BONDS--24.8%
  United States Treasury Notes, 7.50% due
     5/15/2002                                      $7,000,000   $   7,466,130
  United States Treasury Notes, 7.875% due
     11/15/2004                                      4,750,000       5,336,958
  United States Treasury Notes, 6.25% due
     2/15/2007                                       2,000,000       2,105,160
                                                                 --------------
                                                                    14,908,248

U.S. GOVERNMENT AGENCIES--0.5%
  Federal Home Loan Bank, 6.405% due
     4/10/2001, Consolidated Bond                     $300,000   $     306,453

  TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $15,056,019)        15,214,701

  TOTAL FIXED INCOME (COST: $20,528,593)                            20,781,251

SHORT TERM INVESTMENTS--2.9%

COMMERCIAL PAPER--1.7%
  General Electric Capital Corporation, 5.00%
     due 4/1/1999                                   $1,000,000   $   1,000,000
                                                                 --------------
  TOTAL COMMERCIAL PAPER (COST: $1,000,000)                          1,000,000

REPURCHASE AGREEMENTS--1.2%
  State Street Repurchase Agreement, 4.88%
     due 4/1/1999                                     $716,000   $     716,000
                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $716,000)                         716,000

  TOTAL SHORT TERM INVESTMENTS (COST: $1,716,000)                    1,716,000

  Total Investments (Cost $54,408,381)--99.1% (c)                $  59,661,866
  Other Assets In Excess Of Other Liabilities--0.9%                    550,352
                                                                 --------------

  TOTAL NET ASSETS--100%                                         $  60,212,218
                                                                 --------------
                                                                 --------------

          (a) Non-income producing security.
          (b) Represents a foreign domiciled corporation.
          (c) At March 31, 1999, net unrealized appreciation of $5,253,568, for federal income tax purposes consisted of gross unrealized appreciation of $6,715,152 and gross unrealized depreciation of $1,461,584.

                                              THE OAKMARK EQUITY AND INCOME FUND

 THE OAKMARK INTERNATIONAL FUND

       REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
        ........................................................................

      [PHOTO]         [PHOTO]

--------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO
PRESENT (3/31/99) COMPARED TO THE MORGAN STANLEY
WORLD EX U.S. INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               THE OAKMARK         M.S. WORLD EX
              INTERNATIONAL       FUND U.S. INDEX
9/92                   $10,000              $10,000
10/92                   $9,800               $9,505
1/93                   $10,833               $9,621
4/93                   $12,105              $11,764
7/93                   $12,608              $12,233
10/93                  $14,454              $12,981
1/94                   $16,488              $13,786
4/94                   $15,382              $13,664
7/94                   $15,195              $13,899
10/94                  $15,122              $14,265
1/95                   $13,698              $13,124
4/95                   $14,399              $14,437
7/95                   $15,507              $14,911
10/95                  $14,659              $14,248
1/96                   $16,248              $15,312
4/96                   $18,162              $16,144
7/96                   $17,635              $15,471
10/96                  $18,310              $15,843
1/97                   $19,909              $15,761
4/97                   $21,149              $16,144
7/97                   $22,960              $18,426
9/97                   $23,283              $18,027
12/97                  $20,097              $16,637
3/98                   $22,994              $19,083
6/98                   $20,253              $19,233
9/98                   $16,332              $16,404
12/98                  $18,688              $19,759
3/99                   $21,258              $20,070

                                                 AVERAGE ANNUAL TOTAL
                                                RETURN* THROUGH 3/31/99
                                TOTAL RETURN      FROM FUND INCEPTION
3/31/99 NAV $12.41               LAST 3 MOS.            9/30/92
------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND        13.8%                12.3%
Morgan Stanley World ex U.S.
  w/inc.**                             1.6%                11.3%
Morgan Stanley EAFE w/ inc**           1.4%                11.3%
Lipper Analytical
  International Fund Index**           1.3%                12.1%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Morgan Stanley World ex U.S. Index includes 19 country sub-indexes. The Morgan Stanley EAFE Free Index refers to Europe, Asia and the Far East and includes 18 country sub-indexes. The Lipper International Fund Index includes 30 mutual funds that invest in securities whose primary markets are outside the United States. Past performance is no guarantee of future results.

FELLOW SHAREHOLDERS,
The Oakmark International Fund had an outstanding first calendar quarter returning 13.8%. This compares to our peers and the EAFE index return of just over 1%. The average annual return since inception is 12.3%, which compares favorably to EAFE at 11.3% and our international peers averaging 12.1%.
This quarter's strong return is a continuation of the Fund's rebound in performance that began in September of 1998. From the fall of 1997 to the fall of 1998, the Fund's relatively weak performance was due primarily to our strategy of increasing our investments in areas such as Hong Kong, Singapore, Brazil and Britain. Their markets performed poorly yet provided us with irresistible value. Currently, we are reaping the rewards of our patience and, what is even more exciting, the portfolio still represents excellent value and future opportunity.

"TIMING" DOES NOT PAY!
We have long written in this space why one should adopt the stance of an investor versus that of a trader or market timer. In terms of cash outflow from the Fund, the times of greatest discontent, as measured by shareholders leaving the fund, invariably occurs at the bottom of a cycle. During the Fund's near seven-year history, we have experienced two very weak periods, in 1994 and 1998. Near the end of each period, we experienced substantial cash outflows. Subsequently, in each case, sustained periods of strong performance followed. The result: some investors pulled out at a low point, made their paper losses

24
THE OAKMARK INTERNATIONAL FUND

 ........................................................................

real, and ultimately missed the subsequent huge recovery! Because of the abruptness of these cycles, DISCIPLINE is the most important characteristic for true, long-term value investors.
The Fund's recent recovery has been extremely broad-based. In the developed markets, stocks such as UK advertising companies SAATCHI AND SAATCHI and CORDIANT COMMUNICATIONS GROUP (BATES ADVERTISING) have done extremely well, returning 51% and 48% respectively since the beginning of the year. In Brazil, UNIBANCO and all of our telecom stocks have soared. And in Hong Kong, one of our favorite Asian-based companies, retailer GIORDANO was up more than 60% over the last three months! When this stock was trading below HK$1.00, investors focused on its uncertain short-term prospects while ignoring its liquid balance sheet and its enviable market position, which improved every day as its competitors continued to go bankrupt. After a tremendous run, the shares are currently trading around HK$2.50, still a big discount to our estimate of business value of HK$4.00. The fact that Giordano is still significantly undervalued even after this run up gives you an idea of the bargains that were available in Asia over the past two years.

THE TRUTH ABOUT CORPORATE RESTRUCTURING
Today, many pundits are encouraging investors to jump into the continental European markets and, to some degree, Japan, because both areas are supposedly undertaking massive corporate restructuring plans similar to the restructuring plans of U.S. companies in the 80s and 90s. However, proponents of this theme are ignoring some major differences. First, our own corporate revolution occurred because shareholders became more proactive toward underperforming managements and larger concentrations of private pools of money took larger stakes of corporate America. Second, corporate America had the will and the legal ability to truly restructure.

Taking the second point first, a lot of "restructuring" simply means closing plants, laying off people, or selling off non-performing businesses. In the U.S., this is relatively easy to do. Though it seems mean-spirited in the short term, it is an example of what economist Joseph Schumpeter called "creative destruction." In order to move forward, it becomes necessary to tear down the past. Though this can be accomplished in the United Kingdom and in some of the smaller European countries, it is extremely difficult to do in the real economic engines of Europe, such as France, Germany, and Spain. We have seen some exceptions but the fact remains that there are prohibitive economic and political costs to laying off excess workers. In many cases, investors in "restructuring stories" are underestimating the time and costs involved and are overestimating management's tenacity and ability to implement.

On a more positive note, activist shareholders are starting to appear on occasion. As private pensions and the mutual fund industry take root in Europe, there is more owner pressure building. However, it's still at an early stage. From an investment perspective, true restructuring stories are more the exception than the rule. And, because of the cultural differences, it will not be a rapid transformation in some places.
There have been and will continue to be extremely successful restructurings in Europe and Japan. The Oakmark International Fund has benefited greatly over the past seven years from value being unlocked in Europe by aggressive restructuring, including such standouts as Volvo, Chargeurs, Philips Electronics, and Vivendi. The important difference now is that, typically, much of the potential restructuring is already fully reflected in the share price.

IN THE FUTURE ...
Going forward, we remain extremely bullish about the Fund's prospects. We are excited about the value and quality of our Fund's underlying investments, and are heartened that money is starting to flow into many of the forgotten markets of the Pacific Rim, Latin America and the United Kingdom, where we are heavily invested. As always, we appreciate your continued support.

    [SIGNATURE]
DAVID G. HERRO
Portfolio Manager
72242.772@compuserve.com

       [SIGNATURE]
MICHAEL J. WELSH
Portfolio Manager
102521.2142@compuserve.com
April 7, 1999

                                                  THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
       INTERNATIONAL DIVERSIFICATION--MARCH 31, 1999
 ........................................................................

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               % OF FUND NET ASSETS
EUROPE                                                  44.1%
Great Britain                                           21.8%
*France                                                  8.3%
*Finland                                                 6.6%
*Italy                                                   3.0%
Sweden                                                   1.6%
*Netherlands                                             1.5%
Norway                                                   0.8%
*Germany                                                 0.3%
Switzerland                                              0.2%
PACIFIC RIM                                             32.0%
Japan                                                    8.0%
Korea                                                    7.1%
Singapore                                                6.9%
Hong Kong                                                6.3%
New Zealand                                              3.6%
Malaysia                                                 0.1%
LATIN AMERICA                                           18.5%
Brazil                                                  10.0%
Panama                                                   4.4%
Argentina                                                4.1%
*Euro currency countries comprise 19.7% of the
Fund.

26
THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1999 (UNAUDITED)
 ........................................................................

                                            DESCRIPTION                                 SHARES HELD     MARKET VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.6%

CONSUMER NON-DURABLES--7.2%
  Citizen Watch Co. (Japan)                 Watch Manufacturer and Retailer               4,216,000     $ 29,194,950
  Fila Holding S.p.A. (Italy), (b)(e)       Athletic Footwear Manufacturing               2,649,800       21,860,850
  The Swatch Group AG (Switzerland)         Watch Manufacturer                                2,000        1,273,324
                                                                                                      --------------
                                                                                                          52,329,124

FOOD & BEVERAGE--5.4%
  Quilmes Industrial SA (Argentina), (b)    Brewer                                        3,130,100     $ 29,540,319
  Lotte Chilsung Beverage Company           Manufacturer of Soft Drinks, Juices, &
     (Korea), (e)                             SportDrinks                                   123,000        5,212,714
  Lotte Confectionery Company (Korea)       Confection Manufacturer                          65,270        4,782,211
                                                                                                      --------------
                                                                                                          39,535,244

RETAIL--4.5%
  Giordano International Limited (Hong      East Asian Clothing Retailer &
     Kong), (e)                               Manufacturer                               69,304,000     $ 21,463,269
  Somerfield plc (Great Britain)            Food Retailer                                 2,175,000       11,149,128
                                                                                                      --------------
                                                                                                          32,612,397

HOUSEHOLD PRODUCTS--0.6%
  Hunter Douglas N.V. (Netherlands)         Manufacturer of Window Coverings                141,000     $  4,116,316

OTHER CONSUMER GOODS & SERVICES--6.4%
  Canon, Inc. (Japan)                       Office and Video Equipment                    1,097,000     $ 27,143,605
  Mandarin Oriental International           Hotel Management
     Limited (Singapore)                                                                 30,539,000       19,850,350
                                                                                                      --------------
                                                                                                          46,993,955

BANKS--11.3%
  Uniao de Bancos Brasileiros S.A.          Major Brazilian Bank
     (Brazil), (c)                                                                        1,801,900     $ 34,686,575
  Banco Latinoamericano de                  Multinational Bank
     Exportaciones, S.A., Class E
     (Panama), (b)(e)                                                                     1,235,100       32,112,600
  United Overseas Bank Ltd., Foreign        Commercial Banking
     Shares (Singapore)                                                                   2,543,000       15,907,559
                                                                                                      --------------
                                                                                                          82,706,734

                                                  THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1999 (UNAUDITED) CONT.
 ........................................................................

                                            DESCRIPTION                                 SHARES HELD     MARKET VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.6% (CONT.)

MARKETING SERVICES--10.0%
  Cordiant Communications Group plc         Advertising Services
     (Great Britain), (e)                                                                17,982,578     $ 46,017,088
  Saatchi & Saatchi plc (Great Britain)     Advertising Services                          8,007,578       26,793,758
                                                                                                      --------------
                                                                                                          72,810,846

BROADCASTING & PUBLISHING--5.4%
  Europe 1 Communication (France)           Television Production                            67,020     $ 16,935,149
  Singapore Press Holdings Ltd.,            Newspaper Publisher
     (Singapore)                                                                          1,316,000       14,634,926
  Schibsted ASA (Norway)                    Newspaper Publisher                             500,100        5,957,426
  Woongjin Publishing Company (Korea)       Publisher                                       102,862        2,041,312
                                                                                                      --------------
                                                                                                          39,568,813

TELECOMMUNICATIONS--4.8%
  Telesp Celular Participacoes S.A.         Telecommunications
     (Brazil)                                                                         1,452,700,000     $  8,207,967
  SK Telecom Co. Ltd. (Korea)               Telecommunications                               10,706        7,102,432
  Telesp Participacoes S.A. (Brazil)        Telecommunications                          541,100,000        7,098,979
  Tele Sudeste Celular Participacoes        Telecommunications
     S.A. (Brazil)                                                                    1,351,100,000        4,805,662
  Embratel Participacoes S.A. (Brazil),     Telecommunications
     (a)                                                                                401,100,000        3,388,886
  Tele Centro Sul Participacoes S.A.        Telecommunications
     (Brazil)                                                                           501,100,000        2,337,493
  Telemig Celular Participacoes S.A.        Telecommunications
     (Brazil), (a)                                                                    1,372,600,000        1,720,752
  Technology Resources Industries Berhad    Telecommunications
     (Malaysia)                                                                           1,485,000          515,842
                                                                                                      --------------
                                                                                                          35,178,013

MEDICAL PRODUCTS--1.6%
  Getinge Industrier AB (Sweden)            Medical Instruments Manufacturer                782,000     $ 11,521,003

AEROSPACE--2.1%
  Rolls-Royce plc (Great Britain)           Jet Engines                                   3,588,552     $ 15,237,471

28
THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1999 (UNAUDITED) CONT.
 ........................................................................

                                            DESCRIPTION                                 SHARES HELD     MARKET VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.6% (CONT.)

OIL & NATURAL GAS--1.9%
  ISIS (France), (a)                        Oil Services                                    208,250     $ 13,667,830

CHEMICALS--4.9%
  Fernz Corporation Limited (New            Agricultural & Industrial Chemical
     Zealand), (e)                            Producer                                    8,727,554     $ 26,607,215
  European Vinyls Corporation               PVC Manufacturer
     International N.V.(Netherlands),
     (e)                                                                                    956,199        6,927,060
  Nagase & Co., Ltd. (Japan)                Chemical Wholesaler                             579,000        2,371,448
                                                                                                      --------------
                                                                                                          35,905,723

COMPONENTS--2.0%
  Varitronix International Limited (Hong    Liquid Crystal Displays
     Kong)                                                                                9,588,000     $ 14,970,617

MACHINERY & METAL PROCESSING--5.1%
  The Rauma Group (Finland)                 Pulp Machinery                                2,033,343     $ 23,634,422
  Outokumpu Oyj (Finland)                   Metal Producer                                1,295,000       13,372,082
                                                                                                      --------------
                                                                                                          37,006,504

MINING AND BUILDING MATERIALS--1.8%
  Keumkang Ltd.                             Building Materials
     (Korea), (e)                                                                           500,460     $ 13,255,868

OTHER INDUSTRIAL GOODS & SERVICES--14.2%
  Tomkins plc (Great Britain)               Industrial Management Company                10,060,768     $ 37,115,495
  Chargeurs SA (France), (e)                Wool Production Holding Company                 559,438       29,827,225
  Charter plc (Great Britain)               Welding Products Manufacturer                 2,956,014       17,443,426
  Kone Corporation, Class B (Finland)       Elevators                                       103,870       10,950,164
  Dongah Tire Industry Company (Korea),     Tire Manufacturer
     (e)                                                                                    166,290        5,841,156
  Buderus AG (Germany), (a)                 Industrial Manufacturing Firm                     7,000        2,263,055
                                                                                                      --------------
                                                                                                         103,440,521

                                                  THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1999 (UNAUDITED) CONT.
 ........................................................................

                                                                                       SHARES HELD/
                                                                                          PAR VALUE     MARKET VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.6% (CONT.)

STEEL--1.6%
  Usinas Siderurgicas de Minas Gerais       Steel Production
     S.A., Preferred Class A (Brazil),
     (a)(e)                                                                               6,476,370     $ 11,064,586
  Pohang Iron & Steel Company Ltd.          Manufactures Steel Products
     (Korea)                                                                                 14,000          778,158
                                                                                                      --------------
                                                                                                          11,842,744

DIVERSIFIED CONGLOMERATES--3.8%
  Tae Young Corporation (Korea), (e)        Heavy Construction                              371,380     $ 12,530,670
  First Pacific Company Ltd. (Hong Kong)    Diversified Operations                       16,448,000        9,869,437
  Berisford plc (Great Britain)             Diversified Operations                        1,510,700        5,390,244
                                                                                                      --------------
                                                                                                          27,790,351

  TOTAL COMMON STOCKS (COST: $829,995,438)                                                               690,490,074

SHORT TERM INVESTMENTS--1.2%

REPURCHASE AGREEMENTS--1.2%
  State Street Repurchase Agreement,
     4.88% due 4/1/1999                                                                  $8,711,000     $  8,711,000
                                                                                                      --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $8,711,000)                                                           8,711,000
  TOTAL SHORT TERM INVESTMENTS (COST: $8,711,000)                                                          8,711,000

  Total Investments (Cost $838,706,438)--95.8% (f)                                                      $699,201,074
  Foreign Currencies (Proceeds $3,136,478)--0.4%                                                        $  3,152,865
  Other Assets In Excess Of Other Liabilities--3.8% (d)                                                   27,645,330
                                                                                                      --------------

  TOTAL NET ASSETS--100%                                                                                $729,999,269
                                                                                                      --------------
                                                                                                      --------------

          (a) Non-income producing security.
          (b) Represents an American Depository Receipt.
          (c) Represents a Global Depository Receipt.
          (d) Includes portfolio and transaction hedges.
          (e) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
          (f) At March 31, 1999, net unrealized depreciation of $139,488,976, for federal income tax purposes consisted of gross unrealized appreciation of $76,836,828 and gross unrealized depreciation of $216,325,804.

30
THE OAKMARK INTERNATIONAL FUND

 THE OAKMARK INTERNATIONAL SMALL CAP FUND

       REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
        ........................................................................

      [PHOTO]         [PHOTO]

--------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK
INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95)
TO PRESENT (3/31/99) AS COMPARED TO THE MORGAN STANLEY
WORLD EX U.S. INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                THE OAKMARK INTERNATIONAL         M.S. WORLD EX
                     SMALL CAP FUND                 U.S. INDEX
10/95                                  $10,000             $10,000
1/96                                   $10,530             $10,747
4/96                                   $11,340             $11,331
7/96                                   $11,040             $10,858
10/96                                  $11,410             $11,120
1/97                                   $12,142             $11,062
4/97                                   $12,152             $11,310
7/97                                   $13,253             $12,933
9/97                                   $12,672             $12,652
12/97                                   $9,642             $11,677
3/98                                   $11,429             $13,394
6/98                                    $9,892             $13,499
9/98                                    $8,211             $11,513
12/98                                  $10,529             $13,868
3/99                                   $13,118             $14,086

                                                 AVERAGE ANNUAL TOTAL
                                                RETURN* THROUGH 3/31/99
                                TOTAL RETURN      FROM FUND INCEPTION
3/31/99 NAV $10.74               LAST 3 MOS.            11/1/95
------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL
  SMALL CAP FUND                      24.6%                 8.3%
Morgan Stanley World ex U.S.
  w/inc.**                             1.6%                10.6%
Lipper Analytical
  International Small Cap Fund
  Average**                            5.0%                10.6%
Micropal International Small
  Co. Fund Index**                     5.3%                10.4%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of indexes or funds whose composition is different from the Fund. The Morgan Stanley World ex U.S. Index includes 19 country sub-indexes. The Lipper International Small Cap Fund Average includes 69 mutual funds that invest in securities whose primary markets are outside the United States. The Micropal Int'l Small Co. Fund Index sector average is an unweighted index comprised of all funds within the international small company fund sector. Past performance is no guarantee of future results.

FELLOW SHAREHOLDERS,
We are pleased to report that The Oakmark International Small Cap Fund has produced a return of 24.6% for the first quarter of 1999. This compares very favorably to our peers, which on average returned around 3%. The Morgan Stanley Small Cap World ex-US index returned 2.8%. This performance is a continuation of the strong rebound from a weak period, which ended in the third quarter of 1998. Since the end of the one-year "drought" in September, 1998, your Fund is up over 59%. Though this rate of appreciation is not sustainable, we remain very enthusiastic about the future of this Fund and the underlying value.

DEATH TO DIVERSIFICATION???
On a recent trip to the west coast of the U.S., we met with investment advisors to discuss the great opportunities we are finding for our international funds. While our remarks were well received, the advisors were not eager to invest. Why? Because, we were told, their clients, now are only interested in what has been hot over the last few years-- U.S. big cap, growth and technology stocks. We warn our clients against this type of thinking. Remember, past performance is not always a good indicator of future performance.
A rowboat capsizes when all of its passengers lean in the same direction and we have seen the same happen in investment markets. When the majority of investors flee from emerging markets, foreign markets, U.S. small caps and U.S. value stocks, long-term investors

                                        THE OAKMARK INTERNATIONAL SMALL CAP FUND

 ........................................................................

should start investigating opportunities. Do not fall into the trap of investing in an asset class because it has performed well in the recent past or because everyone else is doing it.
As shown by our Fund's recent performance, recovery can happen when it is least expected. We are constantly asked about our short-term market outlook, and our answer is always the same: we gauge our optimism about future prospects solely on the values we are finding in the markets. As value investors, we are convinced that price and value converge in the long run, but it is the timing that is often uncertain. Based on the value of companies in the portfolio today, we are extremely optimistic that long-term investors will do well.

"SCARY" EMERGING MARKETS?
Another theme in the investment world today is that it is the riskiness of investing in emerging markets. This line of thinking completely ignores a factor near and dear to our hearts: PRICE.
In the maximum bullishness of 1993, prices told you that market growth was limitless. In the days of extreme pessimism in 1997-98, share prices implied that markets in Asia and Latin America would never grow again. What do current share prices tell us about expectations? Emerging markets went from "dot.com" euphoria status to shunned pariah in five years. Investors must remember that it is the price you pay for a business that is the biggest determinant of the risk you are taking.
As we have written before, the destruction in the emerging markets over the past two years has produced some extremely positive long-term changes, the most important of which is that these markets are now more open than ever and less controlled by political powers. The extremely attractive long-term demographic trends and growth opportunities are still intact--companies can now take advantage of these opportunities from a more solid, sustainable base. And, best of all, we can still buy these companies at fractions of what they were selling for five years ago!

It is important to note, as we have in the past, that the share prices of many emerging market companies (especially in Asia) deserved the beating they took. Poor underlying businesses, bad balance sheets, and weak management are some of the reasons. It is our job as analysts to find the ones that did not deserve it.

One of your Fund's largest holdings, HAW PAR, is one such company. It is a holding company that has some leisure businesses but is best known for its analgesic rub, "Tiger Balm" (we encourage you to try it for aches and pains--it works). Its largest asset is a large stake in UNITED OVERSEAS BANK, one of Singapore's best run financial institutions (and a holding of The Oakmark International Fund). Though it appreciated in price over the last 6 months, UOB is still considerably cheaper than most European banks and, in our opinion, is a significantly better bank. It was not hoodwinked by BCCI, Russian government debt, Long-Term Capital Management or any of the other disasters du jour that European banks are so famous for collecting. And, even in a period of strong asset deflation, their loan loss experience has been very manageable. Even better for shareholders of International Small Cap, the large appreciation in UOB's share price has really yet to be recognized by the market in terms of Haw Par's share price.

LOOKING FORWARD
Despite the nice price appreciation the Fund has experienced in the past few quarters, we are still very excited about the values that have yet to be recognized. We appreciate your continued support.

    [SIGNATURE]
DAVID G. HERRO
Portfolio Manager
72242.772@compuverve.com

       [SIGNATURE]
MICHAEL J. WELSH
Portfolio Manager
102521.2142@compuserve.com
April 7, 1999

32
THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
       INTERNATIONAL DIVERSIFICATION--MARCH 31, 1999
 ........................................................................

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              % OF FUND NET ASSETS
PACIFIC RIM                                            48.8%
Japan                                                  12.8%
Hong Kong                                               9.1%
Australia                                               7.1%
Korea                                                   6.5%
Singapore                                               4.6%
New Zealand                                             4.1%
Thailand                                                2.4%
Philippines                                             2.2%
EUROPE                                                 34.4%
Great Britain                                          24.6%
*France                                                 5.2%
*Germany                                                2.7%
Switzerland                                             1.3%
*Finland                                                0.4%
Poland                                                  0.1%
*Portugal                                               0.1%
LATIN AMERICA                                           4.7%
Brazil                                                  3.9%
Panama                                                  0.8%
OTHER COUNTRIES                                         2.2%
Canada                                                  2.2%
*Euro currency countries comprise 8.4% of the
Fund.

                                        THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1999 (UNAUDITED)
 ........................................................................

                                            DESCRIPTION                                   SHARES HELD     MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--90.1%

CONSUMER NON-DURABLES--6.2%
  Royal Doulton plc (Great Britain), (d)    Tableware and Giftware                          2,940,000   $   4,461,831
  TAG Heuer International SA                Watch Manufacturer
     (Switzerland), (b)                                                                       154,700       1,295,613
  Designer Textiles (NZ) Limited (New       Knit Fabrics
     Zealand), (d)                                                                          2,960,000         490,778
  Kingmaker Footwear Holdings (Hong         Athletic Footwear Manufacturer
     Kong)                                                                                    484,000          58,708
                                                                                                        --------------
                                                                                                            6,306,930

FOOD & BEVERAGE--5.0%
  Hite Brewery Company (Korea)              Brewer                                            157,450   $   2,797,400
  Alaska Milk Corporation (Philippines),    Milk Producer
     (a)                                                                                   39,557,000       2,245,817
                                                                                                        --------------
                                                                                                            5,043,217

RETAIL--15.1%
  Carpetright plc (Great Britain)           Carpet Retailer                                   770,000   $   4,438,098
  House Of Fraser Plc (Great Britain)       Department Store                                2,810,000       3,561,344
  D.F.S. Furniture Company plc (Great       Furniture Retailer & Manufacturer
     Britain)                                                                                 570,000       2,374,283
  Dylex Limited (Canada), (a)               Specialty Retail Operator                         845,000       2,267,141
  Giordano International Limited (Hong      East Asian Clothing Retailer &
     Kong)                                    Manufacturer                                  4,312,000       1,335,415
  Paris Miki Inc. (Japan)                   Optical Supplies Retailer                          22,000         743,149
  Jusco Stores (Hong Kong) Co., Limited     Department Stores
     (Hong Kong)                                                                            6,412,000         604,008
                                                                                                        --------------
                                                                                                           15,323,438

OFFICE EQUIPMENT--3.7%
  Neopost SA (France), (a)                  Mailroom Equipment Supplier                       230,000   $   3,705,442

OTHER CONSUMER GOODS & SERVICES--5.6%
  CDL Hotels International Limited (Hong    Hotel Operator
     Kong)                                                                                  6,996,691   $   2,166,857
  CeWe Color Holding AG (Germany)           Photo Equipment & Supplies                         10,400       1,956,629
  Sanford Limited (New Zealand)             Fisheries                                         769,840       1,502,884
                                                                                                        --------------
                                                                                                            5,626,370

34
THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1999 (UNAUDITED) CONT.
 ........................................................................

                                            DESCRIPTION                                   SHARES HELD     MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--90.1% (CONT.)

BANKS--0.8%
  Banco Latinoamericano de                  Multinational Bank
     Exportaciones, S.A., Class E
     (Panama), (b)                                                                             31,000   $     806,000

OTHER FINANCIAL--9.3%
  Ichiyoshi Securities (Japan)              Stock Broker                                    1,787,000   $   4,029,295
  JCG Holdings Ltd. (Hong Kong)             Investment Holding Company                     12,463,000       3,538,112
  Lambert Fenchurch Group plc (Great        Insurance Broker
     Britain)                                                                               1,696,000       1,875,661
                                                                                                        --------------
                                                                                                            9,443,068

COMPUTER SOFTWARE--6.9%
  Koei Co., Ltd. (Japan)                    Computer Software                                 291,700   $   3,645,788
  Enix Corporation (Japan)                  Entertainment Software                             87,900       3,325,525
                                                                                                        --------------
                                                                                                            6,971,313

COMPUTER SYSTEMS--4.9%
  Solution 6 Holdings Limited               Systems Design & Consulting
     (Australia), (a)(d)                                                                    2,950,893   $   4,584,707
  Solution 6 Holdings Limited Rights        Systems Design & Consulting
     (Australia), (a)(d)                                                                    1,475,446         421,044
                                                                                                        --------------
                                                                                                            5,005,751

MARKETING SERVICES--3.1%
  Cordiant Communications Group plc         Advertising Services
     (Great Britain)                                                                        1,228,500   $   3,143,709

BROADCASTING & PUBLISHING--4.0%
  Matichon Public Company Limited,          Newspaper Publisher
     Foreign Shares (Thailand), (d)                                                         2,038,900   $   2,402,378
  Woongjin Publishing Company (Korea)       Publisher                                          83,159       1,650,303
  Matichon Public Company Limited           Newspaper Publisher
     (Thailand)                                                                                   600             707
                                                                                                        --------------
                                                                                                            4,053,388

TELECOMMUNICATIONS--0.5%
  SK Telecom Co. Ltd. (Korea)               Telecommunications                                    827   $     548,637

OIL & NATURAL GAS--0.6%
  ISIS (France), (a)                        Oil Services                                        8,900   $     584,124

                                        THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1999 (UNAUDITED) CONT.
 ........................................................................

                                            DESCRIPTION                                   SHARES HELD     MARKET VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--90.1% (CONT.)

MACHINERY & METAL PROCESSING--1.2%
  Denyo Co., Ltd. (Japan)                   Welding Machines & Power Generators               184,000   $   1,204,239

MINING AND BUILDING MATERIALS--2.3%
  Parbury Limited (Australia), (d)          Building Products                              12,517,553   $   2,222,642
  Semapa-Sociedade de Investimento e        Cement Manufacturer
     Gestao, SGPS,SA (Portugal)                                                                 5,000          86,878
                                                                                                        --------------
                                                                                                            2,309,520

OTHER INDUSTRIAL GOODS & SERVICES--7.5%
  Elevadores Atlas S.A. (Brazil)            Elevator Manufacturer                             378,200   $   3,969,446
  Yip's Hang Cheung Ltd. (Hong Kong),       Paint & Solvent Manufacturer
     (d)                                                                                   31,502,000       1,544,714
  Dongah Tire Industry Company (Korea),     Tire Manufacturer
     (a)                                                                                       43,900       1,542,046
  Vaisala OY (Finland)                      Atmospheric Observation Equipment                   5,300         383,952
  Polifarb Cieszyn- Wroclaw S.A.            Paint & Varnish Manufacturer
     (Poland)                                                                                 100,000         142,678
                                                                                                        --------------
                                                                                                            7,582,836

PRODUCTION EQUIPMENT--1.7%
  NSC Groupe (France)                       Manufacturer of Textile Equipment                  11,532   $     978,814
  Krones AG (Germany), (a)                  Manufacturer of Production Machinery               29,700         767,503
                                                                                                        --------------
                                                                                                            1,746,317

STEEL--2.1%
  Steel & Tube Holdings Ltd. (New           Produces and Distributes Steel
     Zealand)                                                                               2,434,400   $   2,109,303

DIVERSIFIED CONGLOMERATES--9.6%
  Haw Par Corporation Limited               Healthcare and Leisure Products
     (Singapore)                                                                            3,764,000   $   4,687,286
  TT Group PLC (Great Britain)              Diversified Manufacturing                       1,200,000       3,419,510
  Wassall PLC (Great Britain)               Diversified Consumer Goods                        470,000       1,635,246
                                                                                                        --------------
                                                                                                            9,742,042

  TOTAL COMMON STOCKS (COST: $88,077,263)                                                                  91,255,644

36
THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--MARCH 31, 1999 (UNAUDITED) CONT.
 ........................................................................

                                                                                        PAR VALUE     MARKET VALUE
------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--12.5%

U.S. GOVERNMENT BILLS--5.9%
  United States Treasury Bills, 4.68%-4.80% due 4/22/1999                              $6,000,000   $    5,983,480
                                                                                                    --------------
  TOTAL U.S. GOVERNMENT BILLS (COST: $5,983,480)                                                         5,983,480

COMMERCIAL PAPER--4.9%
  American Express Credit Corporation, 4.82%-4.84% due 4/1/1999-4/5/1999               $1,500,000   $    1,500,000
  Ford Motor Credit Corp., 4.82%-4.89% due 4/6/1999-4/12/1999                           2,500,000        2,500,000
  General Electric Capital Corporation, 5.00% due 4/1/1999                              1,000,000        1,000,000
                                                                                                    --------------
  TOTAL COMMERCIAL PAPER (COST: $5,000,000)                                                              5,000,000

REPURCHASE AGREEMENTS--1.7%
  State Street Repurchase Agreement, 4.88% due 4/1/1999                                $1,703,000   $    1,703,000
                                                                                                    --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $1,703,000)                                                         1,703,000

  TOTAL SHORT TERM INVESTMENTS (COST: $12,686,480)                                                      12,686,480

  Total Investments (Cost $100,763,743)--102.6% (e)                                                 $  103,942,124
  Foreign Currencies (Proceeds $3,347)--(0.0)%                                                               3,368
  Other Liabilities In Excess Of Other Assets--(2.6)% (c)                                               (2,666,830)
                                                                                                    --------------

  TOTAL NET ASSETS--100%                                                                            $  101,278,662
                                                                                                    --------------
                                                                                                    --------------

          (a) Non-income producing security.
          (b) Represents an American Depository Receipt.
          (c) Includes portfolio and transaction hedges.
          (d) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
          (e) At March 31, 1999, net unrealized appreciation of $3,178,401, for federal income tax purposes consisted of gross unrealized appreciation of $15,167,423 and gross unrealized depreciation of $11,989,022.

                                        THE OAKMARK INTERNATIONAL SMALL CAP FUND

 THE OAKMARK FAMILY OF FUNDS

       STATEMENT OF ASSETS AND LIABILITIES--MARCH 31, 1999
        ........................................................................

                                                                  THE OAKMARK
                                       THE OAKMARK                   SELECT
                                           FUND                       FUND
                                  ----------------------     ----------------------
-----------------------------------------------------------------------------------
ASSETS
   Investments, at value                 $5,716,776,102             $1,629,721,402
                                   (cost: 5,368,169,702)      (cost: 1,548,722,442)
   Cash                                             659                        651
   Foreign currency, at value                         0                          0
   Receivable for:
     Forward foreign currency
       contracts                                      0                          0
     Securities sold                         26,560,169                          0
     Fund shares sold                         2,519,119                  2,763,418
     Dividends and interest                  13,514,355                  1,866,764
     Expense reimbursement                            0                          0
                                  ----------------------     ----------------------
   Total receivables                         42,593,643                  4,630,182
   Other assets                                 156,740                     30,166
                                  ----------------------     ----------------------
   Total assets                          $5,759,527,144             $1,634,382,401
                                  ----------------------     ----------------------
                                  ----------------------     ----------------------
 ...................................................................................
LIABILITIES AND NET ASSETS
   Payable for:
     Securities purchased                             0                 14,109,761
     Fund shares redeemed                    16,564,437                  2,110,873
     Due to adviser                           4,765,865                  1,248,472
     Forward foreign currency
       contracts                                      0                          0
     Other                                    1,680,937                    456,304
                                  ----------------------     ----------------------
   Total liabilities                         23,011,239                 17,925,410
                                  ----------------------     ----------------------
   Net assets applicable to
     fund shares outstanding             $5,736,515,905             $1,616,456,991
                                  ----------------------     ----------------------
                                  ----------------------     ----------------------
   Fund shares outstanding                  160,902,730                 74,760,952
                                  ----------------------     ----------------------
                                  ----------------------     ----------------------
 ...................................................................................
PRICE OF SHARES
   Net asset value per share             $        35.65             $        21.62
                                  ----------------------     ----------------------
                                  ----------------------     ----------------------
 ...................................................................................
ANALYSIS OF NET ASSETS
   Paid in capital                       $4,580,091,836             $1,193,414,387
   Accumulated undistributed
     net realized gain (loss)
     on sale of investments,
     forward contracts and
     foreign currency exchange
     transactions                           785,349,749                333,459,399
   Net unrealized appreciation
     (depreciation) of
     investments                            348,606,400                 80,998,960
   Net unrealized appreciation
     (depreciation) of foreign
     currency portfolio hedges                        0                          0
   Net unrealized appreciation
     (depreciation)--other                            0                          0
   Accumulated undistributed
     net investment income
     (loss)                                  22,467,920                  8,584,245
                                  ----------------------     ----------------------
   Net assets applicable to
     Fund shares outstanding             $5,736,515,905             $1,616,456,991
                                  ----------------------     ----------------------
                                  ----------------------     ----------------------

38 THE OAKMARK FAMILY OF FUNDS

 ........................................................................

                                     THE OAKMARK              THE OAKMARK              THE OAKMARK              THE OAKMARK
                                      SMALL CAP                EQUITY AND             INTERNATIONAL            INTERNATIONAL
                                         FUND                 INCOME FUND                  FUND                SMALL CAP FUND
                                ----------------------   ----------------------   ----------------------   ----------------------
---------------------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments, at value               $  484,758,232           $   59,661,949           $  699,201,074           $  103,942,124
                                   (cost: 505,568,462)       (cost: 54,408,381)      (cost: 838,706,438)      (cost: 100,763,743)
   Cash                                           105                       57                      219                       82
   Foreign currency, at value                       0                        0                3,152,865                    3,368
   Receivable for:
     Forward foreign currency
       contracts                                    0                        0                8,315,529                  999,808
     Securities sold                        3,597,360                  250,507               22,341,159                  261,048
     Fund shares sold                         284,476                    7,418                2,028,971                  815,310
     Dividends and interest                   230,230                  537,647                8,067,611                  484,833
     Expense reimbursement                          0                        0                        0                        0
                                ----------------------            ------------    ----------------------   ----------------------
   Total receivables                        4,112,066                  795,572               40,753,270                2,560,999
   Other assets                                21,729                    3,511                   19,661                    3,679
                                ----------------------            ------------    ----------------------   ----------------------
   Total assets                        $  488,892,132           $   60,461,089           $  743,127,089           $  106,510,252
                                ----------------------            ------------    ----------------------   ----------------------
                                ----------------------            ------------    ----------------------   ----------------------
 .................................................................................................................................
LIABILITIES AND NET ASSETS
   Payable for:
     Securities purchased                   2,405,950                  132,800                7,157,165                4,570,943
     Fund shares redeemed                        0.00                   19,896                3,828,193                  472,676
     Due to adviser                           555,725                   37,144                  586,831                   78,878
     Forward foreign currency
       contracts                                    0                        0                   57,770                      267
     Other                                    273,483                   59,031                1,497,861                  108,826
                                ----------------------            ------------    ----------------------   ----------------------
   Total liabilities                        3,235,158                  248,871               13,127,820                5,231,590
                                ----------------------            ------------    ----------------------   ----------------------
   Net assets applicable to
     fund shares outstanding           $  485,656,974           $   60,212,218           $  729,999,269           $  101,278,662
                                ----------------------            ------------    ----------------------   ----------------------
                                ----------------------            ------------    ----------------------   ----------------------
   Fund shares outstanding                 36,044,548                4,005,126               58,801,836                9,428,517
                                ----------------------            ------------    ----------------------   ----------------------
                                ----------------------            ------------    ----------------------   ----------------------
 .................................................................................................................................
PRICE OF SHARES
   Net asset value per share           $        13.47           $        15.03           $        12.41           $        10.74
                                ----------------------            ------------    ----------------------   ----------------------
                                ----------------------            ------------    ----------------------   ----------------------
 .................................................................................................................................
ANALYSIS OF NET ASSETS
   Paid in capital                     $  504,505,329           $   50,758,005           $  860,052,071           $  100,484,054
   Accumulated undistributed
     net realized gain (loss)
     on sale of investments,
     forward contracts and
     foreign currency exchange
     transactions                           9,868,667                3,265,621              (28,016,663)              (3,840,371)
   Net unrealized appreciation
     (depreciation) of
     investments                          (20,810,230)               5,253,568             (139,488,976)               3,178,401
   Net unrealized appreciation
     (depreciation) of foreign
     currency portfolio hedges                      0                        0                8,294,591                  994,168
   Net unrealized appreciation
     (depreciation)--other                          0                        0                 (649,895)                      81
   Accumulated undistributed
     net investment income
     (loss)                                (7,906,792)                 935,024               29,808,141                  462,329
                                ----------------------            ------------    ----------------------   ----------------------
   Net assets applicable to
     Fund shares outstanding           $  485,656,974           $   60,212,218           $  729,999,269           $  101,278,662
                                ----------------------            ------------    ----------------------   ----------------------
                                ----------------------            ------------    ----------------------   ----------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 39

 THE OAKMARK FAMILY OF FUNDS

       STATEMENT OF OPERATIONS--MARCH 31, 1999
        ........................................................................

                                                                  THE OAKMARK
                                       THE OAKMARK                   SELECT
                                           FUND                       FUND
                                  ----------------------     ----------------------
-----------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                             $   61,658,308             $   14,689,387
   Interest Income                           10,212,951                  3,756,519
   Securities lending income                          0                     75,764
   Foreign taxes withheld                      (126,816)                         0
                                  ----------------------     ----------------------
     Total investment income                 71,744,443                 18,521,670
 ...................................................................................
EXPENSES:
   Investment advisory fee                   32,785,403                  6,838,371
   Transfer and dividend
     disbursing agent fees                    1,903,989                    464,312
   Other shareholder servicing
     fees                                     1,605,504                    386,486
   Reports to shareholders                      957,714                    228,052
   Custody and accounting fees                  375,316                     94,186
   Registration fees, net of
     reimbursements                               7,228                     12,479
   Trustee fees                                  92,991                     33,730
   Legal fees                                    36,689                     16,421
   Audit fees                                    15,597                     16,550
   Other                                        325,041                     59,108
                                  ----------------------     ----------------------
     Total expenses                          38,105,472                  8,149,695
     Expense reinbursement
     Expense offset
       arrangements                              (1,795)                    (2,303)
                                  ----------------------     ----------------------
   Net expenses                              38,103,677                  8,147,392
                                  ----------------------     ----------------------
 ...................................................................................
NET INVESTMENT INCOME (LOSS):                33,640,766                 10,374,278
 ...................................................................................
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY
   TRANSACTIONS:
   Net realized gain (loss) on
     investments                            734,073,485                316,560,438
   Net realized gain (loss) on
     foreign currency
     transactions                                     0                          0
   Net change in unrealized
     appreciation
     (depreciation) of
     investments and foreign
     currencies                              33,887,254                 72,226,050
   Net change in appreciation
     (depreciation) of forward
     currency exchange
     contracts                                        0                          0
   Net change in appreciation
     (depreciation)--other                            0                          0
                                  ----------------------     ----------------------
 ...................................................................................
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY
   TRANSACTIONS:                            767,960,739                388,786,488
                                  ----------------------     ----------------------
 ...................................................................................
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS             $  801,601,505             $  399,160,766
                                  ----------------------     ----------------------
                                  ----------------------     ----------------------

40 THE OAKMARK FAMILY OF FUNDS

 ........................................................................

                                     THE OAKMARK              THE OAKMARK              THE OAKMARK              THE OAKMARK
                                      SMALL CAP                EQUITY AND             INTERNATIONAL            INTERNATIONAL
                                         FUND                 INCOME FUND                  FUND                SMALL CAP FUND
                                ----------------------   ----------------------   ----------------------   ----------------------
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                           $    2,909,841           $      532,325           $   13,996,787           $      996,019
   Interest Income                            728,907                  600,769                  563,929                   91,675
   Securities lending income                   33,811                    6,921                  114,999                    1,798
   Foreign taxes withheld                           0                   (6,941)              (2,136,341)                (104,546)
                                         ------------              -----------    ----------------------            ------------
     Total investment income                3,672,559                1,133,074               12,539,374                  984,946
 .................................................................................................................................
EXPENSES:
   Investment advisory fee                  4,070,715                  229,768                3,774,106                  398,517
   Transfer and dividend
     disbursing agent fees                    287,986                   32,856                  326,251                   30,623
   Other shareholder servicing
     fees                                     144,456                    8,008                  138,512                   13,016
   Reports to shareholders                    122,962                   14,820                  165,427                   16,391
   Custody and accounting fees                 58,323                   24,257                  432,012                   76,482
   Registration fees, net of
     reimbursements                          (105,245)                  10,388                  (44,514)                  12,111
   Trustee fees                                24,858                   18,586                   26,294                   18,724
   Legal fees                                  10,055                    7,898                   10,629                    7,943
   Audit fees                                  14,050                   13,550                   16,644                   15,597
   Other                                       34,666                    3,905                   37,749                    3,937
                                         ------------              -----------    ----------------------            ------------
     Total expenses                         4,662,826                  364,036                4,883,110                  593,341
     Expense reinbursement
     Expense offset
       arrangements                            (3,976)                     (18)                    (347)                    (101)
                                         ------------              -----------    ----------------------            ------------
   Net expenses                             4,658,850                  364,018                4,882,763                  593,240
                                         ------------              -----------    ----------------------            ------------
 .................................................................................................................................
NET INVESTMENT INCOME (LOSS):                (986,291)                 769,056                7,656,611                  391,706
 .................................................................................................................................
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY
   TRANSACTIONS:
   Net realized gain (loss) on
     investments                            8,177,983                3,094,125              (31,108,797)              (2,097,425)
   Net realized gain (loss) on
     foreign currency
     transactions                                   0                   (1,160)               3,371,071                 (108,363)
   Net change in unrealized
     appreciation
     (depreciation) of
     investments and foreign
     currencies                            45,284,187                2,121,224              209,375,178               32,074,881
   Net change in appreciation
     (depreciation) of forward
     currency exchange
     contracts                                      0                        0                9,810,143                1,173,225
   Net change in appreciation
     (depreciation)--other                          0                        0                 (848,679)                  (5,802)
                                         ------------              -----------    ----------------------            ------------
 .................................................................................................................................
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY
   TRANSACTIONS:                           53,462,170                5,214,189              190,598,916               31,036,516
                                         ------------              -----------    ----------------------            ------------
 .................................................................................................................................
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS           $   52,475,879           $    5,983,245           $  198,255,527           $   31,428,222
                                         ------------              -----------    ----------------------            ------------
                                         ------------              -----------    ----------------------            ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 41

 THE OAKMARK FAMILY OF FUNDS

       STATEMENT OF CHANGES IN NET ASSETS--MARCH 31, 1999
        ........................................................................

                                                            THE OAKMARK FUND
                                            -------------------------------------------------
                                               SIX MONTHS ENDED              YEAR ENDED
                                                MARCH 31, 1999           SEPTEMBER 30, 1998
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                           $   33,640,766             $   94,480,595
   Net realized gain (loss) on sale of
     investments                                      734,073,485              1,258,937,339
   Net realized gain (loss) on foreign
     currency transactions                                     --                     (8,898)
   Net change in unrealized appreciation
     (depreciation)                                    33,887,254             (1,704,966,868)
                                            ----------------------     ----------------------
   NET INCREASE IN NET ASSETS FROM
     OPERATIONS                                       801,601,505               (351,557,832)
 .............................................................................................
DISTRIBUTION TO SHAREHOLDERS FROM:*
   Net investment income                              (89,027,299)               (66,321,023)
   Net realized short-term gain                      (128,028,090)               (25,210,618)
   Net realized long-term gain                       (195,968,414)            (1,098,260,243)
                                            ----------------------     ----------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS               (413,023,803)            (1,189,791,884)
 .............................................................................................
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                          525,301,024              2,836,315,983
   Reinvestment of dividends and capital
     gain distributions                               391,286,661              1,133,761,068
   Payments for shares redeemed                    (2,492,607,364)            (2,119,718,081)
                                            ----------------------     ----------------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                            (1,576,019,679)             1,850,358,970
                                            ----------------------     ----------------------
 .............................................................................................
TOTAL INCREASE IN NET ASSETS                       (1,187,441,977)               309,009,254
   NET ASSETS:
   Beginning of period                              6,923,957,882              6,614,948,628
                                            ----------------------     ----------------------
   End of period                                   $5,736,515,905             $6,923,957,882
                                            ----------------------     ----------------------
                                            ----------------------     ----------------------
   Undistributed net investment income             $   22,467,920             $   77,854,452
                                            ----------------------     ----------------------
                                            ----------------------     ----------------------

* DISTRIBUTIONS PER SHARE:
   Net investment income                                   0.4401                     0.3996
   Net realized short-term gain                            0.6329                     0.1519
   Net realized long-term gain                             0.9686                     5.8556
                                            ----------------------     ----------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS             $       2.0416             $       6.4071
                                            ----------------------     ----------------------
                                            ----------------------     ----------------------

42 THE OAKMARK FAMILY OF FUNDS

        ........................................................................

                                                               THE OAKMARK
                                                               SELECT FUND
                                            -------------------------------------------------
                                               SIX MONTHS ENDED              YEAR ENDED
                                                MARCH 31, 1999           SEPTEMBER 30, 1998
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                           $   10,374,278             $    1,948,524
   Net realized gain (loss) on sale of
     investments                                      316,560,438                 69,415,172
   Net realized gain (loss) on foreign
     currency transactions                                     --                         --
   Net change in unrealized appreciation
     (depreciation)                                    72,226,050                (78,902,257)
                                            ----------------------     ----------------------
   NET INCREASE IN NET ASSETS FROM
     OPERATIONS                                       399,160,766                 (7,538,561)
 .............................................................................................
DISTRIBUTION TO SHAREHOLDERS FROM:*
   Net investment income                               (3,491,671)                        --
   Net realized short-term gain                          (497,653)                (6,882,359)
   Net realized long-term gain                        (50,206,634)                        --
                                            ----------------------     ----------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                (54,195,958)                (6,882,359)
 .............................................................................................
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                          348,812,227              1,440,695,723
   Reinvestment of dividends and capital
     gain distributions                                51,669,470                  6,568,333
   Payments for shares redeemed                      (356,883,900)              (719,123,322)
                                            ----------------------     ----------------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                43,597,797                728,140,734
                                            ----------------------     ----------------------
 .............................................................................................
TOTAL INCREASE IN NET ASSETS                          388,562,605                713,719,814
   NET ASSETS:
   Beginning of period                              1,227,894,386                514,174,572
                                            ----------------------     ----------------------
   End of period                                   $1,616,456,991             $1,227,894,386
                                            ----------------------     ----------------------
                                            ----------------------     ----------------------
   Undistributed net investment income             $    8,584,245             $    1,701,638
                                            ----------------------     ----------------------
                                            ----------------------     ----------------------

* DISTRIBUTIONS PER SHARE:
   Net investment income                                   0.0491                         --
   Net realized short-term gain                            0.0070                     0.1678
   Net realized long-term gain                             0.7058                         --
                                            ----------------------     ----------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS             $       0.7619             $       0.1678
                                            ----------------------     ----------------------
                                            ----------------------     ----------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 43

 THE OAKMARK FAMILY OF FUNDS

       STATEMENT OF CHANGES IN NET ASSETS--MARCH 31, 1999 CONT.
        ........................................................................

                                                               THE OAKMARK
                                                             SMALL CAP FUND
                                            -------------------------------------------------
                                               SIX MONTHS ENDED              YEAR ENDED
                                                MARCH 31, 1999           SEPTEMBER 30, 1998
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                           $     (986,291)            $   (4,959,862)
   Net realized gain (loss) on sale of
     investments                                        8,177,983                124,757,914
   Net realized gain (loss) on foreign
     currency transactions                                     --                         --
   Net change in unrealized appreciation
     (depreciation)                                    45,284,187               (374,056,372)
                                            ----------------------     ----------------------
   NET INCREASE IN NET ASSETS FROM
     OPERATIONS                                        52,475,879               (254,258,320)
 .............................................................................................
DISTRIBUTION TO SHAREHOLDERS FROM:*
   Net investment income                                       --                         --
   Net realized short-term gain                                --                (35,041,133)
   Net realized long-term gain                         (4,511,716)              (129,772,888)
                                            ----------------------     ----------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                 (4,511,716)              (164,814,021)
 .............................................................................................
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                          173,080,077                416,817,749
   Reinvestment of dividends and capital
     gain distributions                                 4,282,238                156,645,973
   Payments for shares redeemed                      (357,664,266)            (1,049,792,259)
                                            ----------------------     ----------------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                              (180,301,951)              (476,328,537)
                                            ----------------------     ----------------------
 .............................................................................................
TOTAL INCREASE IN NET ASSETS                         (132,337,788)              (895,400,878)
   NET ASSETS:
   Beginning of period                                617,994,762              1,513,395,640
                                            ----------------------     ----------------------
   End of period                                   $  485,656,974             $  617,994,762
                                            ----------------------     ----------------------
                                            ----------------------     ----------------------
   Undistributed net investment income             $   (7,906,792)            $   (6,920,502)
                                            ----------------------     ----------------------
                                            ----------------------     ----------------------

* DISTRIBUTIONS PER SHARE:
   Net investment income                                       --                         --
   Net realized short-term gain                                --                     0.4738
   Net realized long-term gain                             0.0874                     2.3874
                                            ----------------------     ----------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS             $       0.0874             $       2.8612
                                            ----------------------     ----------------------
                                            ----------------------     ----------------------

44 THE OAKMARK FAMILY OF FUNDS

        ........................................................................

                                                               THE OAKMARK
                                                         EQUITY AND INCOME FUND
                                            -------------------------------------------------
                                               SIX MONTHS ENDED              YEAR ENDED
                                                MARCH 31, 1999           SEPTEMBER 30, 1998
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                           $      769,056             $    1,166,564
   Net realized gain (loss) on sale of
     investments                                        3,094,125                  1,578,730
   Net realized gain (loss) on foreign
     currency transactions                                 (1,160)                        --
   Net change in unrealized appreciation
     (depreciation)                                     2,121,224                 (2,325,892)
                                            ----------------------     ----------------------
   NET INCREASE IN NET ASSETS FROM
     OPERATIONS                                         5,983,245                    419,402
 .............................................................................................
DISTRIBUTION TO SHAREHOLDERS FROM:*
   Net investment income                                 (855,395)                  (594,007)
   Net realized short-term gain                                --                   (882,071)
   Net realized long-term gain                           (829,557)                  (599,021)
                                            ----------------------     ----------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                 (1,684,952)                (2,075,099)
 .............................................................................................
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                           13,810,491                 43,125,943
   Reinvestment of dividends and capital
     gain distributions                                 1,610,146                  1,964,129
   Payments for shares redeemed                       (17,252,567)               (19,151,033)
                                            ----------------------     ----------------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                (1,831,930)                25,939,039
                                            ----------------------     ----------------------
 .............................................................................................
TOTAL INCREASE IN NET ASSETS                            2,466,363                 24,283,342
   NET ASSETS:
   Beginning of period                                 57,745,855                 33,462,513
                                            ----------------------     ----------------------
   End of period                                   $   60,212,218             $   57,745,855
                                            ----------------------     ----------------------
                                            ----------------------     ----------------------
   Undistributed net investment income             $      935,024             $    1,021,363
                                            ----------------------     ----------------------
                                            ----------------------     ----------------------

* DISTRIBUTIONS PER SHARE:
   Net investment income                                   0.2118                     0.2359
   Net realized short-term gain                                --                     0.3503
   Net realized long-term gain                             0.2053                     0.2379
                                            ----------------------     ----------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS             $       0.4171             $       0.8241
                                            ----------------------     ----------------------
                                            ----------------------     ----------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 45

 THE OAKMARK FAMILY OF FUNDS

       STATEMENT OF CHANGES IN NET ASSETS--MARCH 31, 1998 CONT.
        ........................................................................

                                                               THE OAKMARK
                                                           INTERNATIONAL FUND
                                            -------------------------------------------------
                                               SIX MONTHS ENDED              YEAR ENDED
                                                MARCH 31, 1999           SEPTEMBER 30, 1998
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                           $    7,656,611             $   23,809,423
   Net realized gain (loss) on sale of
     investments                                      (31,108,797)                86,532,713
   Net realized gain (loss) on foreign
     currency transactions                             (3,890,444)                  (108,363)
   Net change in unrealized appreciation
     (depreciation)                                   209,375,178               (502,914,491)
   Net change in unrealized appreciation
     (depreciation) of forward currency
     exchange contracts                                 9,773,311                 (2,045,738)
   Net change in unrealized appreciation
     (depreciation)--other                               (811,847)                   195,384
                                            ----------------------     ----------------------
   NET INCREASE IN NET ASSETS FROM
     OPERATIONS                                       198,255,527               (398,313,153)
 .............................................................................................
DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                              (16,587,329)               (46,460,573)
   Net realized short-term gain                       (32,678,201)               (57,985,224)
   Net realized long-term gain                        (20,071,535)              (173,099,244)
                                            ----------------------     ----------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                (69,337,065)              (277,545,041)
 .............................................................................................
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                          103,602,841                482,976,228
   Reinvestment of dividends and capital
     gain distributions                                65,429,007                263,415,429
   Payments for shares redeemed                      (324,055,349)              (961,776,686)
                                            ----------------------     ----------------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                              (155,023,501)              (215,385,029)
                                            ----------------------     ----------------------
 .............................................................................................
TOTAL INCREASE IN NET ASSETS                          (26,105,039)              (891,243,223)
   NET ASSETS:
   Beginning of period                                756,104,308              1,647,347,531
                                            ----------------------     ----------------------
   End of period                                   $  729,999,269             $  756,104,308
                                            ----------------------     ----------------------
                                            ----------------------     ----------------------
   Undistributed net investment income             $   29,808,142             $   38,738,859
                                            ----------------------     ----------------------
                                            ----------------------     ----------------------

(1): DISTRIBUTIONS PER SHARE:
   Net investment income                                   0.2440                     0.5758
   Net realized short-term gain                            0.4807                     0.7186
   Net realized long-term gain                             0.2953                     2.1453
                                            ----------------------     ----------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS             $       1.0200             $       3.4397
                                            ----------------------     ----------------------
                                            ----------------------     ----------------------

46 THE OAKMARK FAMILY OF FUNDS

 ........................................................................

                                                        THE OAKMARK INTERNATIONAL
                                                             SMALL CAP FUND
                                            -------------------------------------------------
                                               SIX MONTHS ENDED              YEAR ENDED
                                                MARCH 31, 1999           SEPTEMBER 30, 1998
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                           $      391,706             $    1,415,157
   Net realized gain (loss) on sale of
     investments                                       (2,097,425)                   (96,290)
   Net realized gain (loss) on foreign
     currency transactions                               (108,363)                  (162,499)
   Net change in unrealized appreciation
     (depreciation)                                    32,074,882                (27,728,327)
   Net change in unrealized appreciation
     (depreciation) of forward currency
     exchange contracts                                 1,178,598                   (179,057)
   Net change in unrealized appreciation
     (depreciation)--other                                (11,175)                     2,414
                                                     ------------               ------------
   NET INCREASE IN NET ASSETS FROM
     OPERATIONS                                        31,428,222                (26,748,602)
 .............................................................................................
DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                               (1,558,452)                  (308,015)
   Net realized short-term gain                                --                 (3,477,982)
   Net realized long-term gain                                 --                 (3,890,139)
                                                     ------------               ------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                 (1,558,452)                (7,676,136)
 .............................................................................................
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                           50,793,315                 77,339,314
   Reinvestment of dividends and capital
     gain distributions                                 1,468,342                  7,427,846
   Payments for shares redeemed                       (32,623,340)               (64,544,647)
                                                     ------------               ------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                19,638,317                 20,222,513
                                                     ------------               ------------
 .............................................................................................
TOTAL INCREASE IN NET ASSETS                           49,508,087                (14,202,225)
   NET ASSETS:
   Beginning of period                                 51,770,575                 65,972,800
                                                     ------------               ------------
   End of period                                   $  101,278,662             $   51,770,575
                                                     ------------               ------------
                                                     ------------               ------------
   Undistributed net investment income             $      462,329             $    1,629,074
                                                     ------------               ------------
                                                     ------------               ------------

(1): DISTRIBUTIONS PER SHARE:
   Net investment income                                   0.2049                     0.0559
   Net realized short-term gain                                --                     0.6312
   Net realized long-term gain                                 --                     0.7060
                                                     ------------               ------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS             $       0.2049             $       1.3931
                                                     ------------               ------------
                                                     ------------               ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 47

       THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS
 ........................................................................

1. SIGNIFICANT ACCOUNTING POLICIES
The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Select Fund ("Select"), The Oakmark Small Cap Fund ("Small Cap"), The Oakmark Equity and Income Fund ("Equity and Income"), The Oakmark International Fund ("International"), and The Oakmark International Small Cap Fund ("Int'l Small Cap") collectively referred to as "the Funds", each a series of the Harris Associates Investment Trust (a Massachusetts business trust). These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

SECURITY VALUATION--
Investments are stated at current value. Securities traded on securities exchanges and securities traded on the NASDAQ National Market are valued at the last sales price on the day of valuation, or if lacking any reported sales that day, at the most recent bid quotation. Over-the-counter securities not so traded are valued at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the date of valuation are valued on an amortized cost basis which approximates market value. Securities for which quotations are not readily available are valued at a fair value as determined by the Pricing Committee appointed by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS--
Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Net realized gains on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from the portfolio and transaction hedges.

At March 31, 1999, only the International and Int'l Small Cap Funds had foreign currency transactions. Net unrealized appreciation (depreciation)-other includes the following components:

                                                                               INT'L
                                                       INTERNATIONAL         SMALL CAP
-----------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) on
   dividends and dividend reclaims receivable              $(777,048)          $     343
Unrealized appreciation (depreciation) on open
   securities purchases and sales                             51,704              (5,558)
Unrealized appreciation (depreciation) on
   transaction hedge purchases and sales                     (36,832)              5,373
Unrealized appreciation (depreciation) on tax
   expense payable                                           112,281                 (77)
                                                      ---------------             ------
   Net Unrealized Appreciation (Depreciation) -
      Other                                                $(649,895)          $      81
                                                      ---------------             ------
                                                      ---------------             ------

SECURITY TRANSACTIONS AND INVESTMENT INCOME--
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

FORWARD FOREIGN CURRENCY CONTRACTS--
At March 31, 1999, International and Int'l Small Cap had entered into forward foreign currency contracts under which they are obligated to exchange currencies at specified future dates. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

48
THE OAKMARK FAMILY OF FUNDS

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

The International Fund had the following outstanding contracts at March 31, 1999:

PORTFOLIO HEDGES:

                                                                                         UNREALIZED APPRECIATION
US DOLLARS PROCEEDS                FOREIGN CURRENCY SOLD               SETTLEMENT DATE      AT MARCH 31, 1999
-----------------------------------------------------------------------------------------------------------------
     $31,080,000                18,500,000   Pound Sterling                 April 1999          $1,219,666
       8,073,500                 5,000,000   Pound Sterling                 April 1999             364,500
      37,444,500                22,500,000   Pound Sterling                   May 1999           1,130,046
      29,682,000                18,000,000   Pound Sterling                   May 1999             631,702
      18,883,917             2,236,800,000   Japanese Yen                   April 1999           2,164,356
      25,000,000             2,760,500,000   Japanese Yen                    July 1999           1,386,672
      20,000,000             2,174,400,000   Japanese Yen                    July 1999           1,397,649
                                                                                                ----------
                                                                                                $8,294,591
                                                                                                ----------
                                                                                                ----------

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES:

                                                                                         UNREALIZED APPRECIATION
                                                                                         (DEPRECIATION) AT MARCH
US DOLLARS SOLD                  FOREIGN CURRENCY PURCHASED            SETTLEMENT DATE           31, 1999
-----------------------------------------------------------------------------------------------------------------
      $  351,681                   326,568   Euro Currency                  April 1999           $  1,420
          20,760                    19,278   Euro Currency                  April 1999                 84
         619,303                   577,546   Euro Currency                  April 1999              5,169
         275,322                   169,680   Pound Sterling                 April 1999             (1,374)
         993,543                   612,315   Pound Sterling                 April 1999             (4,960)
       2,189,018                 1,349,413   Pound Sterling                 April 1999            (10,391)
         696,023                 5,797,872   Swedish Krona                  April 1999              9,915
                                                                                                  -------
                                                                                                 $   (137)
                                                                                                  -------
                                                                                                  -------

                                                     THE OAKMARK FAMILY OF FUNDS

       THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS (CONT.)
 ........................................................................

TRANSACTION HEDGES: FOREIGN CURRENCY SALES:

                                                                                         UNREALIZED APPRECIATION
                                                                                         (DEPRECIATION) AT MARCH
US DOLLARS PURCHASED               FOREIGN CURRENCY SOLD               SETTLEMENT DATE           31, 1999
-----------------------------------------------------------------------------------------------------------------
      $  109,392                   101,694   Euro Currency                  April 1999           $   (564)
       2,011,239                 1,239,516   Pound Sterling                 April 1999             10,041
         216,778                   133,632   Pound Sterling                 April 1999              1,030
         954,782                   591,614   Pound Sterling                 April 1999               (378)
         119,589                    74,101   Pound Sterling                 April 1999                (47)
         167,354                   103,792   Pound Sterling                 April 1999               (218)
       1,170,244                   726,544   Pound Sterling                 April 1999             (2,761)
         117,742                    73,100   Pound Sterling                 April 1999               (278)
         117,742                    73,100   Pound Sterling                 April 1999               (278)
       1,170,244                   726,544   Pound Sterling                 April 1999             (2,761)
       2,714,650               325,988,720   Japanese Yen                   April 1999            (38,285)
         974,438               115,441,653   Japanese Yen                   April 1999               (453)
       1,114,624                 1,927,408   Singapore Dollar               April 1999             (1,743)
                                                                                                  -------
                                                                                                 $(36,695)
                                                                                                  -------
                                                                                                  -------

The Int'l Small Cap Fund had the following outstanding contracts at March 31, 1999:

PORTFOLIO HEDGES:

                                                                                       UNREALIZED APPRECIATION
US DOLLARS PROCEEDS             FOREIGN CURRENCY PURCHASED           SETTLEMENT DATE      AT MARCH 31, 1999
---------------------------------------------------------------------------------------------------------------
      $1,250,000                 1,728,125   Brazilian Real               April 1999           $261,935
       7,389,000                 4,500,000   Pound Sterling                 May 1999            126,203
       2,500,000               281,487,500   Japanese Yen                  June 1999             98,592
       1,500,000               165,630,000   Japanese Yen                  July 1999             83,200
       2,000,000               217,440,000   Japanese Yen                  July 1999            139,765
       3,157,241               335,520,000   Japanese Yen                  July 1999            284,473
                                                                                               --------
                                                                                               $994,168
                                                                                               --------
                                                                                               --------

50
THE OAKMARK FAMILY OF FUNDS

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES:

                                                                                          UNREALIZED APPRECIATION
                                                                                          (DEPRECIATION) AT MARCH
US DOLLARS SOLD                  FOREIGN CURRENCY PURCHASED            SETTLEMENT DATE            31, 1999
------------------------------------------------------------------------------------------------------------------
       $494,211                     747,000   Canadian Dollar                April 1999            $   655
         85,677                      79,692   Euro Currency                  April 1999                490
         25,883                      24,034   Euro Currency                  April 1999                105
        486,871                     453,030   Euro Currency                  April 1999              2,967
         18,040                      16,817   Euro Currency                  April 1999                144
         10,894                      10,090   Euro Currency                  April 1999                 16
        751,135                     694,530   Euro Currency                  April 1999               (174)
         47,148                      43,666   Euro Currency                  April 1999                 65
        293,189                     272,271   Euro Currency                  April 1999              1,203
        565,496                     523,075   Euro Currency                  April 1999                 78
        235,232                     145,008   Pound Sterling                 April 1999             (1,117)
        176,332                     109,261   Pound Sterling                 April 1999                 70
        176,172                     109,261   Pound Sterling                 April 1999                229
        288,312                     178,743   Pound Sterling                 April 1999                268
        176,456                     109,261   Pound Sterling                 April 1999                (55)
        294,862                     183,065   Pound Sterling                 April 1999                696
          5,844                      45,287   Hong Kong Dollar               April 1999                 (1)
         54,618                     423,233   Hong Kong Dollar               April 1999                 (3)
         10,400                      80,591   Hong Kong Dollar               April 1999                 (1)
          1,652                      63,861   Philippine Peso                April 1999                 (4)
          8,581                     331,228   Philippine Peso                April 1999                (33)
        358,443                     618,673   Singapore Dollar               April 1999               (104)
                                                                                                    ------
                                                                                                   $ 5,494
                                                                                                    ------
                                                                                                    ------

TRANSACTION HEDGES: FOREIGN CURRENCY SALES:

                                                                                                 UNREALIZED
                                                                                          (DEPRECIATION) AT MARCH
US DOLLARS PURCHASED               FOREIGN CURRENCY SOLD               SETTLEMENT DATE            31, 1999
------------------------------------------------------------------------------------------------------------------
       $260,927                  30,912,052   Japanese Yen                   April 1999             $(121)
                                                                                                    -----
                                                                                                    -----

At March 31, 1999, International and Int'l Small Cap Funds each had sufficient cash and/or securities to cover any commitments under these contracts.

SECURITIES LENDING--
Each Fund except The Oakmark Fund may lend portfolio securities to broker-dealers and banks. As of December 31, 1998, the Funds are not participating in a securities lending program and any securities previously loaned to borrowers have been returned.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--
No provision is made for Federal income taxes since the Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all Federal income taxes under provisions of current Federal tax law.

BANK LOANS--
The Funds have two unsecured lines of credit with a syndication of banks. One line of credit is a committed line of $350 million and the other is an uncommitted line of $250 million. Borrowings under this arrangement bear interest at .50% above the Federal Funds Effective Rate. As of March 31, 1999, there were no outstanding borrowings.

2. TRANSACTIONS WITH AFFILIATES
Each fund has an investment advisory agreement with Harris Associates L.P. (Adviser). For management services and facilities furnished, the Funds pay the Adviser monthly fees at annual rates as follows. Oakmark pays 1% on the first $2.5 billion of net assets, .95% on the next $1.25 billion of net assets, .90% on the next $1.25 billion of net assets and .85% on the next

                                                     THE OAKMARK FAMILY OF FUNDS

       THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS (CONT.)
 ........................................................................

$5 billion of net assets and .80% on the excess of $10 billion of net assets. International pays 1% on the first $2.5 billion of net assets, .95% on the next $2.5 billion of net assets and .90% on the excess of $5 billion of net assets. Select pays 1% on the first $1 billion and .95% on the next $500 million, .90% on the next $500 million, .85% on the next $500 million, .80% on the next $2.5 million of net assets and .75% on the excess of $5 billion of net assets. Small Cap pays 1.25% on the first $1 billion of net assets, 1.15% on the next $500 million, 1.10% on the next $500 million, 1.05% on the next $500 million, and 1% on the excess of $2.5 billion. Equity and Income pays .75% of net assets and Int'l Small Cap pays 1.25% of net assets. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. The Adviser has voluntarily agreed to reimburse the Funds to the extent that annual expenses, excluding certain expenses, exceed 1.5% for domestic funds and 2.0% for international funds.

In connection with the organization of the Funds, expenses of approximately $146,500 and $47,000 were advanced to Oakmark and International, approximately $7,283 each to Small Cap, Equity and Income and Int'l Small Cap, and $3,500 to Select by the Adviser. These expenses are being amortized on a straight line basis through October, 2000 for Small Cap, Equity and Income and Int'l Small Cap, and October, 2001 for Select. Oakmark and International have fully amortized all organization expenses.

During the six months ended March 31, 1999, the Funds incurred brokerage commissions of $2,188,897, $1,524,368, $1,507,906, $46,533, $1,383,915 and
$172,048 of which $1,151,089, $552,563, $125,452, $24,154, $0 and $0 were paid by Oakmark, Select, Small Cap, Equity and Income, International and Int'l Small Cap, respectively, to an affiliate of the Adviser.
The Funds' Trustees may participate in a Deferred Compensation Plan which may be terminated at any time. The obligations of the Plan are paid solely out of the assets of the Funds.

3. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares (in thousands):

                                                               SIX MONTHS ENDED MARCH 31, 1999
                                          -------------------------------------------------------------------------
                                                                                                            INT'L
                                                                 SMALL     EQUITY &                         SMALL
                                          OAKMARK     SELECT      CAP       INCOME      INTERNATIONAL        CAP
-------------------------------------------------------------------------------------------------------------------
Shares sold                                14,515      17,430    12,530        948               9,040       5,375
Shares issued in reinvestment of
   dividends                               10,299       2,852       298        112               6,003         178
Less shares redeemed                      (70,366)    (18,773)  (25,722)    (1,182)            (28,794)     (3,639)
                                          --------   --------   --------   --------             ------    ---------
Net increase (decrease) in shares
   outstanding                            (45,552)      1,509    12,894        122             (13,751)      1,914
                                          --------   --------   --------   --------             ------    ---------
                                          --------   --------   --------   --------             ------    ---------

                                                                YEAR ENDED SEPTEMBER 30, 1998
                                          -------------------------------------------------------------------------
                                                                                                            INT'L
                                                                 SMALL     EQUITY &                         SMALL
                                          OAKMARK     SELECT      CAP       INCOME      INTERNATIONAL        CAP
-------------------------------------------------------------------------------------------------------------------
Shares sold                                68,340      81,093    22,121      3,014              34,513       8,604
Shares issued in reinvestment of
   dividends                               30,513         410     9,667        149              20,108         786
Less shares redeemed                      (52,910)    (39,717)  (57,261)    (1,344)            (69,820)     (7,284)
                                          --------   --------   --------   --------             ------    ---------
Net increase (decrease) in shares
   outstanding                             45,943      41,786   (25,473)     1,819              15,199       2,106
                                          --------   --------   --------   --------             ------    ---------
                                          --------   --------   --------   --------             ------    ---------

52
THE OAKMARK FAMILY OF FUNDS

4. INVESTMENT TRANSACTIONS
Transactions in investment securities (excluding short term securities) were as follows (in thousands):

                                                                                                           INT'L
                                                                            EQUITY &                       SMALL
                                          OAKMARK     SELECT   SMALL CAP     INCOME     INTERNATIONAL       CAP
-------------------------------------------------------------------------------------------------------------------
Purchases                                $  597,681  $767,113   $243,319     $18,455       $125,192      $   30,213
Proceeds from sales                       2,018,060  $725,705   $391,058     $18,242       $325,130      $   18,502

5. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended March 31, 1999 is set forth below:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK FUND

                                          PURCHASES                   DIVIDEND        MARKET
AFFILIATES                                  (COST)     SALES (COST)    INCOME         VALUE
------------------------------------------------------------------------------------------------
AC Nielsen Corporation                              -             -            -  $  129,223,500
Brunswick Corporation                               -             -  $ 1,820,200     138,790,250
Eaton Corporation                        $ 95,898,237             -      187,976     298,841,400
GC Companies, Inc.                                  -             -            -      12,480,688
H & R Block, Inc.                                   -  $ 42,048,416    3,695,325     320,515,562
Juno Lighting, Inc.                                 -             -      217,000      24,344,688
Knight Ridder, Inc.                        13,380,889    47,492,369    2,840,700     313,305,000
Polaroid Corporation                                -       421,331    1,361,970      90,830,963
R. H. Donnelley Corporation                         -       423,736      367,196      32,005,951
The Black & Decker Corporation                      -    79,705,558    1,860,840     379,192,500
The Dun & Bradstreet Corporation                    -    36,083,438    3,828,409     335,202,750
                                         ------------  ------------  -----------  --------------
Totals                                    109,279,126   206,174,848   16,179,616   2,074,733,252

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SELECT FUND

                                          PURCHASES      SALES      DIVIDEND       MARKET
AFFILIATES                                 (COST)       (COST)       INCOME         VALUE
----------------------------------------------------------------------------------------------
USG Corporation                          $45,557,754  $13,554,188  $  541,720    $172,948,800
US Industries Inc.                        22,691,449    2,682,483     788,770     140,770,750
                                         -----------  -----------  ----------  ---------------
Totals                                    68,249,203   16,236,671   1,330,490     313,719,550

                                                     THE OAKMARK FAMILY OF FUNDS

       THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS (CONT.)
 ........................................................................

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SMALL CAP FUND

                                         PURCHASES     SALES     DIVIDEND      MARKET
AFFILIATES                                 (COST)      (COST)     INCOME        VALUE
------------------------------------------------------------------------------------------
Ascent Entertainment Group, Inc.                  -           -         -    $16,406,250
Barry (R.G.) Corporation                 $  683,865           -         -      7,875,000
Binks Sames Corporation                           -           -         -      4,625,000
Columbus McKinnon Corporation             1,112,813  $5,257,106  $116,725     14,087,500
Duff & Phelps Credit Rating Co.                   -           -    21,000     18,331,250
Finger Lakes Financial Corp.                      -           -    22,560      2,138,500
Northwest Pipe Company                            -   1,677,942         -      6,600,000
Ugly Duckling Corporation                   366,408           -         -      9,679,687
                                         ----------  ----------  --------  ---------------
Totals                                    2,163,086   6,935,048   160,285     79,743,187

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL FUND

                                         PURCHASES      SALES      DIVIDEND       MARKET
AFFILIATES                                 (COST)      (COST)       INCOME         VALUE
---------------------------------------------------------------------------------------------
Banco Latinoamericano de
  Exportaciones, S.A. Class E            $3,380,362  $ 6,440,554  $1,380,960    $ 32,112,600
Chargeurs SA                              3,107,014    1,481,640     388,650      29,827,225
Cordiant Communications Group plc                 -   10,160,631           -      46,017,088
Dongah Tire Industry Company                      -            -     140,181       5,841,156
European Vinyls Corporation
   International NV                               -    1,883,143           -       6,927,060
Fernz Corporation Limited                         -   14,034,949     458,024      26,607,215
Fila Holding S.p.A.                         691,130            -           -      21,860,850
Giordano International Limited                    -            -           -      21,463,269
Keumkang Ltd.                                     -    1,555,011     307,101      13,255,868
Lotte Chilsung Beverage Company                   -            -      36,291       5,212,714
Tae Young Corporation                             -    4,233,806   2,624,590      12,530,670
Usinas Siderugicas de Minas Gerais
   S.A., Preferred Class A                        -            -           -      11,064,586
                                         ----------  -----------  ----------  ---------------
Totals                                    7,178,506   39,789,734   5,335,797     232,720,301

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL SMALL CAP FUND

                                         PURCHASES     SALES     DIVIDEND      MARKET
AFFILIATES                                 (COST)      (COST)     INCOME        VALUE
------------------------------------------------------------------------------------------
Designer Textiles (NZ) Limited                    -           -  $ 18,615    $   490,778
Matichon Public Company Limited,
   Foreign Shares                                 -           -         -      2,402,378
Parbury Limited                          $  255,279           -   131,268      2,222,642
Royal Doulton plc                         2,589,134           -   205,506      4,461,831
Solution 6 Holdings Limited                       -  $1,672,006         -      4,584,707
Solution 6 Holdings Limited Rights                0           0         0        421,044
Yip's Hang Cheung Ltd.                      281,712           -    73,565      1,544,714
                                         ----------  ----------  --------  ---------------
Totals                                    3,126,125   1,672,006   428,954     16,128,094

54
THE OAKMARK FAMILY OF FUNDS

       THE OAKMARK FUND
--------------------------------------------------------------
               FINANCIAL HIGHLIGHTS
 ..................................................

       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                         SIX                   ELEVEN                                                                PERIOD
                       MONTHS       YEAR       MONTHS                                                                 ENDED
                        ENDED       ENDED       ENDED                      YEAR ENDED OCTOBER 31,                     OCT.
                      MARCH 31,   SEPTEMBER   SEPTEMBER   --------------------------------------------------------     31,
                        1999      30, 1998    30, 1997      1996        1995        1994        1993        1992     1991(a)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
   Beginning of
   Period             $  33.54    $  41.21    $  32.39    $   28.47   $   25.21   $   24.18   $   17.11   $  12.10   $10.00
Income From
   Investment
   Operations:
   Net Investment
      Income (Loss)       0.20        0.47        0.36         0.34        0.30        0.27        0.17      (0.03)   (0.01)
   Net Gains or
      Losses on
      Securities
      (both realized
      and
      unrealized)         3.95       (1.73)      10.67         4.70        4.66        1.76        7.15       5.04     2.11
                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   --------   -------
   Total From
      Investment
      Operations:         4.15       (1.26)      11.03         5.04        4.96        2.03        7.32       5.01     2.10
Less Distributions:
   Dividends (from
      net investment
      income)            (0.44)      (0.40)      (0.34)       (0.28)      (0.23)      (0.23)      (0.04)        --       --
   Distributions
      (from capital
      gains)             (1.60)      (6.01)      (1.87)       (0.84)      (1.47)      (0.77)      (0.21)        --       --
                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   --------   -------
   Total
      Distributions      (2.04)      (6.41)      (2.21)       (1.12)      (1.70)      (1.00)      (0.25)        --       --
                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   --------   -------
Net Asset Value, End
   of Period          $  35.65    $  33.54    $  41.21    $   32.39   $   28.47   $   25.21   $   24.18   $  17.11   $12.10
                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   --------   -------
                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   --------   -------
Total Return             12.00%      (4.06)%     39.24%*      18.07%      21.55%       8.77%      43.21%     41.40%   87.10%*
Ratios/Supplemental
   Data:
   Net Assets, End
      of Period ($
      million)        $5,736.5    $6,924.0    $6,614.9    $ 3,933.9   $ 2,827.1   $ 1,677.3   $ 1,107.0   $  114.7   $  4.8
   Ratio of Expenses
      to Average Net
      Assets              1.11%       1.08%       1.08%*       1.18%       1.17%       1.22%       1.32%      1.70%    2.50%(b)*
   Ratio of Net
      Income (Loss)
      to Average Net
      Assets               .98%       1.22%       1.19%*       1.13%       1.27%       1.19%       0.94%     (0.24)%  (0.66)%(c)*
   Portfolio
      Turnover Rate          9%         43%         17%          24%         18%         29%         18%        34%       0%

*Data has been annualized.

(a) From August 5, 1991, the date on which Fund shares were first offered for sale to the public.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this annualized ratio would have been 4.92% for the period.
(c) Computed giving effect to the Adviser's expense limitation undertaking.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 55

       THE OAKMARK SELECT FUND
--------------------------------------------------------------
               FINANCIAL HIGHLIGHTS
 ..................................................

       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 ELEVEN
                                                 SIX MONTHS                      MONTHS
                                                   ENDED        YEAR ENDED       ENDED
                                                 MARCH 31,      SEPTEMBER      SEPTEMBER
                                                    1999         30, 1998       30, 1997
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $   16.76      $   16.34      $   10.00
Income From Investment Operations:
   Net Investment Income (Loss)                       0.14           0.03          (0.01)
   Net Gains or Losses on Securities (both
      realized and unrealized)                        5.48           0.56           6.35
                                                 ----------     ----------     ----------
   Total From Investment Operations:                  5.62           0.59           6.34
Less Distributions:
   Dividends (from net investment income)            (0.05)            --             --
   Distributions (from capital gains)                (0.71)         (0.17)            --
                                                 ----------     ----------     ----------
   Total Distributions                               (0.76)         (0.17)            --
                                                 ----------     ----------     ----------
Net Asset Value, End of Period                   $   21.62      $   16.76      $   16.34
                                                 ----------     ----------     ----------
                                                 ----------     ----------     ----------
Total Return                                         34.42%          3.64%         69.16%*
Ratios/Supplemental Data:
   Net Assets, End of Period ($ million)         $ 1,616.5      $ 1,227.9      $   514.2
   Ratio of Expenses to Average Net Assets
      (a)                                             1.15%*         1.22%          1.12%*
   Ratio of Net Income (Loss) to Average Net
      Assets (a)                                      1.46%*        17.00%         (0.11)%*
   Portfolio Turnover Rate                              57%            56%            37%

*Data has been annualized.

56 THE OAKMARK FAMILY OF FUNDS

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               FINANCIAL HIGHLIGHTS
 ..................................................

       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               SIX                        ELEVEN
                                             MONTHS         YEAR          MONTHS         YEAR
                                              ENDED         ENDED         ENDED          ENDED
                                            MARCH 31,     SEPTEMBER     SEPTEMBER       OCTOBER
                                              1999        30, 1998       30, 1997      31, 1996
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $  12.63      $  20.34      $   13.19      $  10.00
Income From Investment Operations:
   Net Investment Income (Loss)                (0.08)        (0.12)         (0.01)        (0.02)
   Net Gains or Losses on Securities
      (both realized and unrealized)            1.01         (4.73)          7.16          3.21
                                            ---------     ---------     ----------     ---------
   Total From Investment Operations:            0.93         (4.85)          7.15          3.19
Less Distributions:
   Dividends (from net investment
      income)                                     --            --             --            --
   Distributions (from capital gains)          (0.09)        (2.86)            --            --
                                            ---------     ---------     ----------     ---------
   Total Distributions                         (0.09)        (2.86)            --            --
                                            ---------     ---------     ----------     ---------
Net Asset Value, End of Period              $  13.47      $  12.63      $   20.34      $  13.19
                                            ---------     ---------     ----------     ---------
                                            ---------     ---------     ----------     ---------
Total Return                                    7.30%       (26.37)%        59.14%*       31.94%
Ratios/Supplemental Data:
   Net Assets, End of Period ($ million)    $  485.7      $  618.0      $ 1,513.4      $  218.4
   Ratio of Expenses to Average Net
      Assets                                    1.49%*        1.45%          1.37%*        1.61%
   Ratio of Net Income (Loss) to Average
      Net Assets                               (0.31)%*      (0.40)%        (0.25)%*      (0.29)%
   Portfolio Turnover Rate                        41%           34%            27%           23%

*Data has been annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 57

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               FINANCIAL HIGHLIGHTS
 ..................................................

       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               SIX                       ELEVEN
                                             MONTHS         YEAR         MONTHS         YEAR
                                              ENDED         ENDED         ENDED         ENDED
                                            MARCH 31,     SEPTEMBER     SEPTEMBER      OCTOBER
                                              1999        30, 1998      30, 1997      31, 1996
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $  13.99      $  14.49      $  11.29      $  10.00
Income From Investment Operations:
   Net Investment Income (Loss)                 0.20          0.29          0.21          0.10
   Net Gains or Losses on Securities
      (both realized and unrealized)            1.26          0.04          3.24          1.19
                                            ---------     ---------     ---------     ---------
   Total From Investment Operations:            1.46          0.33          3.45          1.29
Less Distributions:
   Dividends (from net investment
      income)                                  (0.21)        (0.24)        (0.12)           --
   Distributions (from capital gains)          (0.21)        (0.59)        (0.13)           --
                                            ---------     ---------     ---------     ---------
   Total Distributions                         (0.42)        (0.83)        (0.25)           --
                                            ---------     ---------     ---------     ---------
Net Asset Value, End of Period              $  15.03      $  13.99      $  14.49      $  11.29
                                            ---------     ---------     ---------     ---------
                                            ---------     ---------     ---------     ---------
Total Return                                   10.54%         2.57%        34.01%*       12.91%
Ratios/Supplemental Data:
   Net Assets, End of Period ($ million)    $   60.2      $   57.7      $   33.5      $   13.8
   Ratio of Expenses to Average Net
      Assets                                    1.19%*        1.31%         1.50%*(a)     2.50%(a)
   Ratio of Net Income (Loss) to Average
      Net Assets                                2.52%*        2.39%         2.38%*(a)     1.21%(a)
   Portfolio Turnover Rate                        32%           46%           53%           66%

*Data has been annualized

(a) If the fund had paid all of its expenses and there had been no expense reimbursement by the investment adviser, ratios would have been as follows:

                                               SEPTEMBER 30, 1997               OCTOBER 31, 1996
                                          ------------------------------------------------------------
Ratio of Expenses to Average Net Assets          1.70%                           2.64%
Ratio of Net Income (Loss) to Average
Net Assets                                       2.18%                           1.08%

58 THE OAKMARK FAMILY OF FUNDS

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                  SIX                   ELEVEN                                                      PERIOD
                                 MONTHS      YEAR       MONTHS                                                      ENDED
                                 ENDED      ENDED        ENDED                 YEAR ENDED OCTOBER 31,              OCTOBER
                                 MARCH     SEPTEMBER   SEPTEMBER    --------------------------------------------     31,
                                31, 1999   30, 1998    30, 1997        1996         1995       1994       1993     1992(a)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
   Period                       $ 10.42    $ 18.77    $    14.92    $     12.97   $  14.50   $  14.09   $   9.80   $ 10.00
Income From Investment
   Operations:
   Net Investment Income
      (Loss)                       0.21       0.41          0.27           0.09       0.30       0.21       0.06      0.26
   Net Gains or Losses on
      Securities (both
      realized and unrealized)     2.80      (5.32)         3.74           2.90      (0.77)      0.43       4.48     (0.46)
                                --------   --------   -----------   -----------   --------   --------   --------   --------
   Total From Investment
      Operations:                  3.01      (4.91)         4.01           2.99      (0.47)      0.64       4.54      (0.2)
Less Distributions:
   Dividends (from net
      investment income)          (0.24)     (0.58)        (0.16)            --         --      (0.08)     (0.25)       --
   Distributions (from capital
      gains)                      (0.78)     (2.86)           --          (1.04)     (1.06)     (0.15)        --        --
                                --------   --------   -----------   -----------   --------   --------   --------   --------
   Total Distributions            (1.02)     (3.44)        (0.16)         (1.04)     (1.06)     (0.23)     (0.25)       --
                                --------   --------   -----------   -----------   --------   --------   --------   --------
Net Asset Value, End of Period  $ 12.41    $ 10.42    $    18.77    $     14.92   $  12.97   $  14.50   $  14.09   $  9.80
                                --------   --------   -----------   -----------   --------   --------   --------   --------
                                --------   --------   -----------   -----------   --------   --------   --------   --------
Total Return                      30.24%    (29.90)%       29.63%*        24.90%     (3.06)%     4.62%     47.49%   (22.81)%*
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($ million)               $ 730.0    $ 756.1    $  1,647.3    $   1,172.8   $  819.7   $1,286.0   $  815.4   $  23.5
   Ratio of Expenses to
      Average Net Assets           1.30%*     1.32%         1.26%*         1.32%      1.40%      1.37%      1.26%     2.04%*
   Ratio of Net Income (Loss)
      to Average Net Assets        2.04%*     1.95%         2.09%*         1.45%      1.40%      1.44%      1.55%    37.02%*
   Portfolio Turnover Rate           18%        43%           61%            42%        26%        55%        21%        0%

*Data has been annualized.

(a) From September 30, 1992, the date on which Fund shares were first offered for sale to the public.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 59

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        SIX                   ELEVEN
                                      MONTHS       YEAR       MONTHS       YEAR
                                       ENDED       ENDED       ENDED       ENDED
                                     MARCH 31,   SEPTEMBER   SEPTEMBER    OCTOBER
                                       1999      30, 1998    30, 1997    31, 1996
----------------------------------------------------------------------------------
Net Asset Value, Beginning of
   Period                            $   6.89    $  12.20    $  11.41    $  10.00
Income From Investment Operations:
   Net Investment Income (Loss)          0.03        0.18        0.13        0.04
   Net Gains or Losses on
      Securities (both realized and
      unrealized)                        4.02       (4.09)       1.10        1.37
                                     ---------   ---------   ---------   ---------
   Total From Investment
      Operations:                        4.05       (3.91)       1.23        1.41
Less Distributions:
     Dividends (from net investment
        income)                         (0.20)      (0.06)      (0.08)         --
     Distributions (from capital
        gains)                             --       (1.34)      (0.36)         --
                                     ---------   ---------   ---------   ---------
     Total Distributions                (0.20)      (1.40)      (0.44)         --
                                     ---------   ---------   ---------   ---------
Net Asset Value, End of Period       $  10.74    $   6.89    $  12.20    $  11.41
                                     ---------   ---------   ---------   ---------
                                     ---------   ---------   ---------   ---------
Total Return                            59.75%     (35.20)%     12.07%*     14.15%
Ratios/Supplemental Data:
     Net Assets, End of Period ($
        million)                     $  101.3    $   51.8    $   66.0    $   39.8
     Ratio of Expenses to Average
        Net Assets                       1.72%*      1.96%       1.93%*      2.50%(a)
     Ratio of Net Income (Loss) to
        Average Net Assets               1.13%*      2.17%       1.23%*      0.65%(a)
     Portfolio Turnover Rate               29%         69%         63%         27%

*Data has been annualized.

(a) If the fund had paid all of its expenses and there had been no expense reimbursement by the investment advisor, the ratio of expenses to average net assets would have been 2.65% and the ratio of net income (loss) to average net assets would have been .50%.

60 THE OAKMARK FAMILY OF FUNDS

 THE OAKMARK FAMILY OF FUNDS

       TRUSTEES AND OFFICERS
        ........................................................................

TRUSTEES
  Michael J. Friduss
  Thomas H. Hayden
  Christine M. Maki
  Victor A. Morgenstern
  Allan J. Reich
  Marv Rotter
  Burton W. Ruder
  Peter S. Voss
  Gary Wilner, M.D.

OFFICERS
  Victor A. Morgenstern--CHAIRMAN
  Robert M. Levy--PRESIDENT
  Robert J. Sanborn--EXECUTIVE VICE PRESIDENT
  David G. Herro--VICE PRESIDENT
  Clyde S. McGregor--VICE PRESIDENT
  William C. Nygren--VICE PRESIDENT
  Steven J. Reid--VICE PRESIDENT
  Michael J. Welsh--VICE PRESIDENT
  Donald Terao--VICE PRESIDENT--FINANCE
  Anita M. Nagler--SECRETARY
  Ann W. Regan--VICE PRESIDENT--
    SHAREHOLDER OPERATIONS AND ASSISTANT SECRETARY
  Kristi L. Rowsell--TREASURER

OTHER INFORMATION

INVESTMENT ADVISER
  Harris Associates L.P.
  Two North LaSalle Street
  Chicago, Illinois 60602-3790

TRANSFER AGENT
  State Street Bank and Trust Company
  Attention: The Oakmark Family of Funds
  P.O. Box 8510
  Boston, Massachusetts 02266-8510

LEGAL COUNSEL
  Bell, Boyd & Lloyd
  Chicago, Illinois

INDEPENDENT PUBLIC ACCOUNTANTS
  Arthur Andersen LLP
  Chicago, Illinois

FOR MORE INFORMATION:
  Please call 1-800-OAKMARK
  (1-800-625-6275)
  or 617-328-5000

WEBSITE
  www.oakmark.com

24-HOUR NAV HOTLINE
  1-800-GROWOAK (1-800-476-9625)

          This report, including the unaudited financial statements contained herein, is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

       LOGO

       P.O. BOX 8510
       BOSTON, MA 02266-8510